UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
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☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
EXCELSIOR FUNDS, INC.
EXCELSIOR FUNDS TRUST
EXCELSIOR TAX-EXEMPT FUNDS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Dear Excelsior Fund Shareholder:

The Board of Directors of the Excelsior Funds (the “Funds”) is seeking your approval of new investment advisory agreements with UST Advisers, Inc. (“USTA”) and United States Trust Company, National Association, on behalf of its Asset Management Division, U.S. Trust New York Asset Management Division (“USTNA”). The proposal is explained in more detail in the accompanying proxy statement, which I urge you to read. The Board is recommending that shareholders vote FOR the approval of the new investment advisory agreements.

Why are shareholders being asked to approve new investment advisory agreements?

On November 20, 2006, The Charles Schwab Corporation (“Schwab”) announced an agreement to sell U.S. Trust Corporation (“U.S. Trust”), a wholly-owned subsidiary of Schwab, to the Bank of America Corporation (“Bank of America”) (the “Sale”). The Sale includes all of U.S. Trust’s subsidiaries, including USTA and USTNA.

Under the Investment Company Act of 1940, the change in ownership of U.S. Trust may result in the assignment, and automatic termination, of the Funds’ current investment advisory agreements with USTA and USTNA. Consequently, the Funds will need to enter into new investment advisory agreements with USTA and USTNA upon the closing of the Sale (the “New Advisory Agreements”), which requires the approval of both the Board and the shareholders of the Funds. On January 8, 2007, the Board approved the New Advisory Agreements under which, subject to approval by the Funds’ shareholders, USTA and USTNA will continue to serve as investment advisers to the Funds after the Sale is completed. At the same meeting, the Board directed that the New Advisory Agreements be submitted to the shareholders of each Fund for approval.

What will change as a result of this proxy?

Other than the change in ownership that will occur upon the completion of the Sale, the investment advisory services provided by USTA and USTNA with respect to the Funds, as well as the fees payable to USTA and USTNA by the Funds, are expected to remain unchanged upon the entry into the New Advisory Agreements. Bank of America has assured the Board that it does not anticipate that there will be any reduction in the scope of, or material adverse change in the nature or quality of, the investment advisory services provided to the Funds under the New Advisory Agreements.

Your Vote is Important — please vote all proxy cards received promptly

For your convenience, you may vote by Internet or touch-tone telephone (see instructions on the enclosed proxy card(s)), or simply complete, sign and date the enclosed proxy card(s) and return by mail in the enclosed postage paid envelopes. Your immediate response on the enclosed proxy cards will ensure that USTA and USTNA will continue to provide investment advisory services to the Funds after the completion of the Sale and help save U.S. Trust and its affiliates the costs of any further solicitations for shareholder votes.

You may have received more than one proxy card. To ensure all of your shares are fully represented, please make sure to vote all of the proxy cards you have received.

If you need help voting or have questions, please call our proxy solicitor, D.F. King & Co., Inc., (“D.F. King”) at 1-888-414-5566, and they will be able to assist you. Under certain circumstances, you may also vote your shares over the phone with a D. F. King representative.

The meeting will be held on March 30, 2007

A special meeting of the shareholders of the Excelsior Funds will be held at 8:30 a.m. Pacific Time on March 30, 2007 to vote on the New Advisory Agreements. The meeting will be held at the offices of Charles

Shares of Excelsior Funds are distributed by BISYS Fund Services Limited Partnership.

Schwab & Co., Inc. at 101 Montgomery Street in San Francisco. If you are unable to attend the meeting, please make sure you vote your shares using one of the methods described above so that your vote will be represented.

Thank you in advance for reviewing and responding to the enclosed materials. We value the trust and confidence you have shown us through your investment in the Excelsior Funds and look forward to continuing to serve your investment needs in the future.

Sincerely,

Evelyn Dilsaver
President
Excelsior Funds

Shares of Excelsior Funds are distributed by BISYS Fund Services Limited Partnership.

Dear Excelsior Fund Shareholder:

The Board of Directors of the Excelsior Funds (the “Funds”) is seeking your approval of new investment advisory agreements with UST Advisers, Inc. (“USTA”) and United States Trust Company, National Association, on behalf of its Asset Management Division, U.S. Trust New York Asset Management Division (“USTNA”). The proposal is explained in more detail in the accompanying proxy statement, which I urge you to read. The Board is recommending that shareholders vote FOR the approval of the new investment advisory agreements.

Why are shareholders being asked to approve new investment advisory agreements?

On November 20, 2006, The Charles Schwab Corporation (“Schwab”) announced an agreement to sell U.S. Trust Corporation (“U.S. Trust”), a wholly-owned subsidiary of Schwab, to the Bank of America Corporation (“Bank of America”) (the “Sale”). The Sale includes all of U.S. Trust’s subsidiaries, including USTA and USTNA.

Under the Investment Company Act of 1940, the change in ownership of U.S. Trust may result in the assignment, and automatic termination, of the Funds’ current investment advisory agreements with USTA and USTNA. Consequently, the Funds will need to enter into new investment advisory agreements with USTA and USTNA upon the closing of the Sale (the “New Advisory Agreements”), which requires the approval of both the Board and the shareholders of the Funds. On January 8, 2007, the Board approved the New Advisory Agreements under which, subject to approval by the Funds’ shareholders, USTA and USTNA will continue to serve as investment advisers to the Funds after the Sale is completed. At the same meeting, the Board directed that the New Advisory Agreements be submitted to the shareholders of each Fund for approval.

What will change as a result of this proxy?

Other than the change in ownership that will occur upon the completion of the Sale, the investment advisory services provided by USTA and USTNA with respect to the Funds, as well as the fees payable to USTA and USTNA by the Funds, are expected to remain unchanged upon the entry into the New Advisory Agreements. Bank of America has assured the Board that it does not anticipate that there will be any reduction in the scope of, or material adverse change in the nature or quality of, the investment advisory services provided to the Funds under the New Advisory Agreements.

Your Vote is Important — please vote all proxy cards received promptly

For your convenience, you may vote by Internet or touch-tone telephone (see instructions on the enclosed proxy card(s)), or simply complete, sign and date the enclosed proxy card(s) and return by mail in the enclosed postage paid envelopes. Your immediate response on the enclosed proxy cards will ensure that USTA and USTNA will continue to provide investment advisory services to the Funds after the completion of the Sale and help save U.S. Trust and its affiliates the costs of any further solicitations for shareholder votes.

You may have received more than one proxy card. To ensure all of your shares are fully represented, please make sure to vote all of the proxy cards you have received.

If you need help voting or have questions, please contact your relationship manager at U.S. Trust.

The meeting will be held on March 30, 2007

A special meeting of the shareholders of the Funds will be held at 8:30 a.m. Pacific Time on March 30, 2007 to vote on the New Advisory Agreements. The meeting will be held at the offices of Charles Schwab & Co., Inc. at 101 Montgomery Street in San Francisco. If you are unable to attend the meeting, please make sure you vote your shares using one of the methods described above so that your vote will be represented.

Shares of Excelsior Funds are distributed by BISYS Fund Services Limited Partnership.

Thank you in advance for reviewing and responding to the enclosed materials. We value the trust and confidence you have shown us through your investment in the Excelsior Funds and look forward to continuing to serve your investment needs in the future.

Sincerely,

Evelyn Dilsaver
President
Excelsior Funds

Shares of Excelsior Funds are distributed by BISYS Fund Services Limited Partnership.

EXCELSIOR FUNDS, INC.
EXCELSIOR FUNDS TRUST
EXCELSIOR TAX-EXEMPT FUNDS, INC.

IMPORTANT SHAREHOLDER INFORMATION

This document contains a Proxy Statement and proxy card(s) for an upcoming shareholder meeting of the Excelsior Funds. A proxy card is, in essence, a ballot. When you vote using a proxy card, you appoint an individual named on the card to act as your proxy at the actual shareholder meeting and you instruct that individual as to how to vote on your behalf at the shareholder meeting. The proxy card(s) may be completed by checking the appropriate box and voting for or against the specific proposal relating to your Fund(s). If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendation of the Board of Directors/Trustees. You may also vote through the Internet or by telephone as described in the Proxy Statement.

Please spend a few minutes with the Proxy Statement, fill out your proxy card, and return it to us. Voting your proxy, and doing so promptly, ensures that the Funds will not need to conduct additional mailings.

Please take a few moments to exercise your right to vote. Thank you.

IMPORTANT NOTICE
QUESTIONS AND ANSWERS
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
ADDITIONAL INFORMATION REGARDING THE ADVISERS
ADDITIONAL INFORMATION REGARDING THE EXCELSIOR FUNDS
APPENDIX A
APPENDIX B
APPENDIX C
APPENDIX D
APPENDIX E
APPENDIX F
APPENDIX G

EXCELSIOR FUNDS, INC.
EXCELSIOR FUNDS TRUST
EXCELSIOR TAX-EXEMPT FUNDS, INC.

Dear Shareholder,

A special meeting of shareholders of Excelsior Funds, Inc., Excelsior Funds Trust and Excelsior Tax-Exempt Funds, Inc. (each, a “Company” and, collectively, the “Companies”) and their portfolios (each, a “Fund” and collectively, the “Funds” or “Excelsior Funds”) has been scheduled for Friday, March 30, 2007 at 8:30 a.m. Pacific Time. (the “Meeting”). The Meeting will be held at the offices of Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104.

If you were a shareholder of record as of the close of business on January 8, 2007, you are entitled to vote at the Meeting and any adjournment(s) of the Meeting. While you are, of course, welcome to join us at the Meeting, most mutual fund shareholders cast their votes by filling out and signing a proxy card(s), like the one enclosed. Whether or not you plan to attend the Meeting, we need your vote. Please mark, sign, and date the enclosed proxy card(s) and return it promptly in the enclosed postage-paid envelope so that the maximum number of shares may be voted. You may also vote by telephone or through the Internet as described on the enclosed proxy card(s).

The attached Proxy Statement is designed to give you detailed information relating to the proposal on which you are asked to vote. We encourage you to support the Board’s recommendation. The purpose of the Meeting is to consider the proposal set forth below and to transact such other business as may be properly brought before the Meeting or any adjournment(s) thereof. The proposal described in the Proxy Statement relates to the following matter:

PROPOSAL:  With respect to each Fund, to approve a new investment advisory agreement with UST Advisers, Inc. (“USTA”) and United States Trust Company, National Association, on behalf of its Asset Management Division, U.S. Trust New York Asset Management Division (“USTNA”).

Shareholders also will be asked to vote on such other business as may properly come before the Meeting.

Your vote is important. Please do not hesitate to call (888) 414-5566 if you have any questions about the proposal under consideration. Thank you for taking the time to consider this important proposal and for your investment in the Excelsior Funds.

Sincerely,

Evelyn Dilsaver
President

IMPORTANT NOTICE

Although we recommend that you read the complete Proxy Statement, for your convenience we have provided a brief overview of the proposal. The information provided under the “Questions and Answers” section below is qualified in its entirety by reference to the Proxy Statement.

For ease of reference, this overview uses the term “Director” to refer to a member of any of the Boards of the Companies, regardless of whether, as a technical matter, the Company in question is organized as a Delaware statutory trust or Maryland corporation and is governed by a Board of Trustees or Board of Directors. In addition, the Boards of Directors of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. and the Board of Trustees of Excelsior Funds Trust are collectively referred to herein as the “Board of Directors,” the “Board of the Companies” or the “Board.”

QUESTIONS AND ANSWERS

Q.	Why am I receiving this Proxy Statement?

A.	As more fully explained in the Proxy Statement, the Board of Directors is seeking approval of five new investment advisory agreements by and among each Company, UST Advisers, Inc. (“USTA”), and United States Trust Company, National Association, on behalf of its Asset Management Division, U.S. Trust New York Asset Management Division (“USTNA”).

Q.	Why am I being asked to approve new investment advisory agreements?

On November 20, 2006, The Charles Schwab Corporation (“Schwab”) announced an agreement to sell U.S. Trust Corporation (“U.S. Trust”), a wholly-owned subsidiary of Schwab, to the Bank of America Corporation (“Bank of America”) (the “Sale”). The Sale includes all of U.S. Trust’s subsidiaries, including USTNA and USTA.

Under Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), the change in ownership of U.S. Trust may result in the assignment, and automatic termination, of the Funds’ current investment advisory agreements with USTA and USTNA (the “Current Advisory Agreements”). Consequently, the Funds will need to enter into new investment advisory agreements with USTA and USTNA upon the closing of the sale (the “New Advisory Agreements”), which requires the approval of both the Board of Directors and the shareholders of the Funds. On January 8, 2007, the Board approved New Advisory Agreements under which, subject to approval by the Funds’ shareholders, USTA and USTNA will continue to serve as investment advisers to the Funds after the Sale is completed. At the same meeting, the Board directed that the New Advisory Agreements be submitted to the shareholders of each Fund for approval.

Other than the change in ownership that will occur upon the completion of the Sale, the investment advisory services provided by USTA and USTNA with respect to the Funds, as well as the fees payable to USTA and USTNA by the Funds, are expected to remain unchanged upon the entry into the New Advisory Agreements. Bank of America has assured the Board that it does not anticipate that there will be any reduction in the scope of, or material adverse change in the nature or quality of, the investment advisory services provided to the Funds under the New Advisory Agreements.

Q.	Will the New Advisory Agreements differ substantially from the Current Advisory Agreements?

A.	No. The New Advisory Agreements are identical to the Current Advisory Agreements in all material respects, including the investment advisory fees payable by the Funds to USTA and USTNA. If approved by shareholders, the New Advisory Agreements will take effect upon the completion of the Sale, or, if the Sale is not completed, upon the termination of the stock purchase agreement relating to the Sale. The completion of the

Sale is expected to occur in the second quarter but may be extended and is subject to continued negotiation by Bank of America and Schwab.

Q.	How do the Directors suggest that I vote?

After careful consideration of the proposal, the Board, including those members who are not “interested persons” (as defined in the 1940 Act) of the Funds (the “Independent Directors”), approved the New Advisory Agreements and recommend that you vote in favor of the proposal. The factors considered by the Board in approving the New Advisory Agreements and recommending that you approve the proposal are discussed in more detail in the enclosed Proxy Statement.

Q.	Will my vote make a difference?

A.	Yes. Your vote is needed to ensure that the proposal can be acted upon. Additionally, your immediate response on the enclosed proxy card(s) will ensure that USTA and USTNA will continue to provide investment advisory services to the Funds after the completion of the Sale and help save U.S. Trust and its affiliates the costs of any further solicitations for shareholder votes. We encourage all shareholders to participate in the governance of the Excelsior Funds.

Q.	What happens if the proposal is not approved?

A.	In the event the New Advisory Agreement with respect to any Fund is not approved by shareholders of such Fund and the Sale is completed, the Board of such Company will promptly seek to enter into new advisory arrangements for such Fund, subject to any required approval by the shareholders of such Fund. If the New Advisory Agreement with respect to any Fund is not approved and the Sale is not completed, USTA and USTNA will continue to serve as investment advisers to the Fund under the Current Advisory Agreement.

Q.	Whom do I call if I have questions?

A.	We will be happy to answer your questions about this proxy solicitation. Please call us at (888) 414-5566 between 10:00 a.m. and 8:00 p.m. Monday through Friday and between 11:00 a.m. and 6:00 p.m. on Saturday.

Q.	How can I vote my shares?

A.	Please refer to your proxy card(s) for instructions on how to vote. Shareholders are encouraged to vote their shares through the Internet or by telephone.

EXCELSIOR FUNDS, INC.
EXCELSIOR FUNDS TRUST
EXCELSIOR TAX-EXEMPT FUNDS, INC.

101 MONTGOMERY STREET
SAN FRANCISCO, CALIFORNIA 94104

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON
MARCH 30, 2007

Notice is hereby given that a special meeting of shareholders (the “Meeting”) of Excelsior Funds, Inc., Excelsior Funds Trust, and Excelsior Tax-Exempt Funds, Inc. (each, a “Company” and, collectively, the “Companies”) and each of their portfolios (each, a “Fund,” and collectively, the “Funds” or “Excelsior Funds”) will be held at the offices of Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California, on Friday, March 30, 2007, at 8:30 a.m. (Pacific time).

The Funds of each Company are as follows:

Company	Fund

Excelsior Funds, Inc.	Blended Equity Fund
Core Bond Fund
Emerging Markets Fund
Energy and Natural Resources Fund
Government Money Fund
Intermediate-Term Bond Fund
International Fund
Large Cap Growth Fund
Money Fund
Pacific/Asia Fund
Real Estate Fund
Short-Term Government Securities Fund
Small Cap Fund
Treasury Money Fund
Value and Restructuring Fund

Excelsior Tax-Exempt Funds, Inc.	California Short-Intermediate Term Tax- Exempt Income Fund
Intermediate-Term Tax-Exempt Fund
Long-Term Tax-Exempt Fund
New York Intermediate-Term Tax-Exempt Fund
New York Tax-Exempt Money Fund
Short-Term Tax-Exempt Securities Fund
Tax-Exempt Money Fund

Excelsior Funds Trust	Equity Income Fund
Equity Opportunities Fund
High Yield Fund
International Equity Fund
Mid Cap Value and Restructuring Fund

The purpose of the Meeting is to consider the Proposal set forth below and to transact such other business as may be properly brought before the Meeting or any adjournment(s) thereof. The specifics of the Proposal, which are more fully described in the attached Proxy Statement, are as follows:

With respect to each Fund, to approve a new investment advisory agreement with UST Advisers, Inc. (“USTA”) and United States Trust Company, National Association, on behalf of its Asset Management Division, U.S. Trust New York Asset Management Division (“USTNA”).

Shareholders also will be asked to vote on such other business as may properly come before the Meeting.

Only shareholders of record at the close of business on January 8, 2007 are entitled to notice of, and to vote at, the Meeting or any adjourned session thereof. All record date shareholders are invited to attend the Meeting in-person. However, if you are unable to be present at the Meeting, you are requested to mark, sign, and date the enclosed proxy and return it promptly in the enclosed envelope so that the Meeting may be held and a maximum number of shares may be voted. You may also vote by telephone or through the Internet. Shareholders are encouraged to vote their shares by telephone or through the Internet. Please see your proxy card(s) for more information and instructions on how to vote.

Shares represented by duly executed proxies will be voted in accordance with the instructions given. A shareholder may revoke a previously submitted proxy at any time prior to the Meeting by (i) a written revocation, which must be signed and include the shareholder’s name and account number, received by the Secretary of the Companies at 101 Montgomery Street, San Francisco, California 94104; (ii) properly executing a later-dated proxy; or (iii) attending the Meeting and voting in person. In accordance with their own discretion, the proxies are authorized to vote on such other business as may properly come before the Meeting or any adjourned session(s) thereof.

By Order of the Board of Directors,

Evelyn Dilsaver
President

Dated: January 19, 2007

EXCELSIOR FUNDS, INC.
EXCELSIOR FUNDS TRUST
EXCELSIOR TAX-EXEMPT FUNDS, INC.

101 MONTGOMERY STREET
SAN FRANCISCO, CALIFORNIA 94104

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Boards of Directors of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc., and the Board of Trustees of Excelsior Funds Trust (each, a “Company” and, collectively, the “Companies”) and each of their portfolios (each a “Fund” and, collectively, the “Funds” or “Excelsior Funds”) for use at the special meeting of shareholders to be held on Friday, March 30, 2007 at 8:30 a.m. (Pacific time) at the offices of Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, and at any adjourned session(s) thereof (such meeting and any adjournments thereof are hereinafter referred to as, the “Meeting”). Shareholders of record of the Funds at the close of business on January 8, 2007 are entitled to vote at the Meeting (“Shareholders”). The proxy card(s) and this Proxy Statement are being distributed to Shareholders on or about January 19, 2007.

For ease of reference, this Proxy Statement uses the term “Director” to refer to a member of any of the Boards of the Companies, regardless of whether, as a technical matter, the Company in question is organized as a Delaware statutory trust or Maryland corporation and is governed by a Board of Trustees or Board of Directors. In addition, the Boards of Directors of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. and the Board of Trustees of Excelsior Funds Trust are collectively referred to herein as the “Board of Directors,” the “Board of the Companies” or the “Board.”

At the Meeting, the Shareholders of each Fund of each Company, voting separately on a Fund-by-Fund basis, are being asked to approve new investment advisory agreements by and among each Company and UST Advisers, Inc. (“USTA”) and United States Trust Company, National Association, on behalf of its Asset Management Division, U.S. Trust New York Asset Management Division (“USTNA”) (together, USTA and USTNA are referred to as the “Advisers”). All classes of the same Fund will vote together. Each share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. Only Shareholders of record at the close of business on January 8, 2007 are entitled to vote at the Meeting.

Shares represented by duly executed proxies will be voted at the Meeting in accordance with the instructions given. However, if no instructions are specified on the proxy with respect to the proposal, shares will be voted FOR the approval of the new investment advisory agreements and in accordance with the judgment of the persons appointed as proxies upon any other matter that may properly come before the Meeting. A Shareholder may revoke a previously submitted proxy at any time prior to the Meeting by (i) a written revocation, which must be signed and include the shareholder’s name and account number, received by the Secretary of the Companies at 101 Montgomery Street, San Francisco, CA, 94104; (ii) properly executing a later-dated proxy; or (iii) attending the Meeting and voting in person.

In addition to the solicitation of proxies by mail, officers of each Company and officers and employees of the Advisers, and The Charles Schwab Corporation (“Schwab”) or its affiliates, and certain third parties hired for such purpose, may solicit proxies in person, by Internet or by telephone. Neither the Companies nor their shareholders will bear any costs of the Meeting or the costs of any solicitation in connection with the Meeting. These costs will be borne by U.S. Trust Corporation (“U.S. Trust”), the parent company of the Advisers, and its affiliates. U.S. Trust and its affiliates will use D.F. King & Co., Inc., (“D.F. King”) a third party solicitor, for solicitation of proxies. D.F. King may solicit proxies in person, by Internet or by telephone. U.S. Trust and its affiliates expect to pay approximately $10,000 to D.F. King in connection with the solicitation.

As of January 8, 2007, the total number of outstanding shares of each Company was as follows: Excelsior Funds, Inc. 2,261,146,019.65 shares outstanding; Excelsior Funds Trust 88,984,856.56 shares outstanding, and

Excelsior Tax-Exempt Funds, Inc. 2,696,313,422.68 shares outstanding. A listing of the breakdown of outstanding shares for each Fund within the Companies is attached to this Proxy Statement as Appendix A.

As of January 8, 2007, the Advisers and U.S. Trust were believed to possess voting power with respect to 597,775,607.65 (26.44%) of the outstanding shares of Excelsior Funds, Inc., 49,251,723.80 (55.35%) of the outstanding shares of Excelsior Funds Trust and 1,334,827,200.74 (49.51%) of the outstanding shares of Excelsior Tax-Exempt Funds, Inc. A listing of the breakdown of outstanding shares for each Fund within the Companies that the Advisers and U.S. Trust were believed to possess voting power is attached to this Proxy Statement as Appendix B. Such shares could thereby be deemed to be beneficially owned by the Advisers and U.S. Trust as of such date. The Advisers and U.S. Trust will vote any shares of the Companies over which they have voting power in accordance with the Advisers’ proxy voting policies, which require that such shares be voted at the Meeting in accordance with the recommendations of Institutional Shareholder Services, Inc., which is an independent third-party proxy voting service selected in accordance with the proxy policies.

Overview and Related Information

On November 20, 2006, Schwab announced an agreement to sell U.S. Trust, a wholly-owned subsidiary of Schwab, to the Bank of America Corporation (“Bank of America”) (the “Sale”). The Sale includes all of U.S. Trust’s subsidiaries, including USTA and USTNA. The Sale is subject to Federal Reserve Board and other regulatory approvals. Additionally, a condition of Bank of America’s obligation to complete the Sale is the approval of new investment advisory agreements between each Company, on behalf of its Funds, and the Advisers (the “New Advisory Agreements”) by the Board and the Funds’ shareholders.

As required by the Investment Company Act of 1940, as amended (the “1940 Act”), the current investment advisory agreements between each Company, on behalf of its Funds, and the Advisers (the “Current Advisory Agreements”) provide for their automatic termination upon “assignment” (as defined in the 1940 Act). The completion of the Sale may be deemed to be an assignment (as defined in the 1940 Act) of the Current Advisory Agreements resulting in the termination of the Current Advisory Agreements in accordance with their terms. In anticipation of the completion of the Sale, and to provide continuity in investment advisory services, the Board of Directors, including those members who are not “interested persons” (as defined in the 1940 Act) of the Funds (the “Independent Directors”), at a meeting held on January 8, 2007, approved the New Advisory Agreements and directed that the New Advisory Agreements be submitted to the shareholders of each Fund for approval.

At the Meeting, Shareholders of each of the Funds will be asked to vote on the approval of the New Advisory Agreements. The principal terms of the New Advisory Agreements are summarized below.

A copy of each of the New Advisory Agreements is attached to this Proxy Statement as an Appendix. The following chart indicates the relevant Appendix for each Fund.

Company/Fund	Appendix

EXCELSIOR FUNDS, INC.
Blended Equity Fund, Core Bond Fund, Energy and Natural Resources Fund, Government Money Fund Large Cap Growth Fund, Intermediate-Term Bond Fund, Money Fund, Real Estate Fund, Short-Term Government Securities Fund, Small Cap Fund, Treasury Money Fund and Value and Restructuring Fund
C
Emerging Markets Fund, International Fund and Pacific/Asia Fund	D
EXCELSIOR TAX-EXEMPT FUNDS, INC.
California Short-Intermediate Term Tax-Exempt Income Fund, Intermediate-Term Tax-Exempt Fund, Long-Term Tax-Exempt Fund, New York Intermediate-Term Tax-Exempt Fund, New York Tax-Exempt Money Fund, Short-Term Tax-Exempt Securities Fund and Tax-Exempt Money Fund
E
EXCELSIOR FUNDS TRUST
Equity Income Fund, Equity Opportunities Fund, High Yield Fund and Mid Cap Value and Restructuring Fund	F
International Equity Fund	G

If the Sale is not completed but the New Advisory Agreements are approved by the shareholders, USTA and USTNA will serve as investment advisers under the New Advisory Agreements, which would become effective upon termination of the stock purchase agreement between Schwab and Bank of America (the “Purchase Agreement”). In the event the New Advisory Agreement with respect to any Fund is not approved by shareholders of such Fund and the Sale is completed, the Board of such Company will promptly seek to enter into new advisory arrangements for such Fund, subject to any required approval by the shareholders of such Fund. If the New Advisory Agreements are not approved and the Sale is not completed, USTA and USTNA will continue to serve as investment advisers under the Current Advisory Agreement. It is anticipated that the Sale will be completed in the second quarter but may be extended and is subject to continued negotiation by Bank of America and Schwab.

Compliance With Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act establishes a safe harbor that provides that when a change in the control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith as long as two conditions are satisfied. First, no “unfair burden” may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. Second, during the three-year period immediately following consummation of the transaction, at least 75% of the investment company’s board of directors must not be “interested persons” of the predecessor or successor investment adviser within the meaning of the 1940 Act. With respect to the first condition, the term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services).

Bank of America has agreed with Schwab to use reasonable best efforts, to the extent within its control or that of its affiliates, to comply with Section 15(f) of the 1940 Act. Specifically, Bank of America has agreed with Schwab to use reasonable best efforts to assure that (1) no “unfair burden” (within the meaning of Section 15(f) of the 1940 Act) is imposed on any of the Funds as a result of the transactions contemplated by the Sale for a period of not less than two years after the closing of the Sale; and (2) no more than 25% of the Board of Directors of the Funds are “interested persons” of Bank of America, USTNA or USTA for a period of not less than three years after the closing of the Sale.

Description of the Current Advisory Agreements and New Advisory Agreements

USTA and USTNA and their predecessors have served as investment advisers for the Funds since inception of each Fund and currently act as such pursuant to the Current Advisory Agreements which are dated May 31, 2000. The Board approved the Current Advisory Agreements, at a meeting held on March 3, 2000, and last approved the continuance of the Current Advisory Agreements at a meeting held on September 28, 2006. Except with respect to those Funds whose initial shareholder approved such Fund’s Current Advisory Agreement, the Current Advisory Agreements were last approved by the Funds’ shareholders on May 3, 2000, in connection with the acquisition of U.S. Trust by Schwab. The description of the New Advisory Agreements that follows is qualified in its entirety by reference to Appendices C through G.

Terms and Conditions.  Each New Advisory Agreement will be dated as of the date of the close of the Sale if the Sale is completed, or upon the later of shareholder approval or termination of the Purchase Agreement if the Sale is not completed. Otherwise, the terms of the New Advisory Agreements are identical to the Current Advisory Agreements in all material respects, including the investment advisory fees payable by the Funds to USTNA and USTA. The advisory fees provided for in the Current Advisory Agreements will remain the same and not change in the New Advisory Agreements.

Advisory Services.  Each Current and New Advisory Agreement with respect to the Funds of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. provides that, subject to the supervision of the Board, the Advisers will, among other things, (1) provide a continuous investment program for the Funds that are the subject of the agreement, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Funds that are the subject of such agreement; (2) determine from time to time what securities and other investments will be purchased, retained or sold by the Funds that are the subject of the agreement; (3) provide the services rendered by it in accordance with the investment objectives and policies as stated in the prospectus of the Funds that are the subject of the agreement; (4) place orders pursuant to its investment determinations for the Funds that are the subject of the agreement either directly with the issuer or with any broker or dealer selected by it; (5) maintain books and records with respect to the securities transactions relating to the Funds that are the subject of the agreement; and (6) render to such Company’s Board of Directors such periodic and special reports as the Board may request.

The Current and New Advisory Agreement with respect to the Emerging Markets Fund, International Fund, and Pacific/Asia Fund of Excelsior Funds, Inc. permits the appointment of a sub-adviser to the Funds and provides that the Advisers will, among other things, (1) subject to the supervision of the Board of Directors, provide continuous investment advisory assistance and portfolio management advice for the Funds in accordance with the Funds’ investment objectives and policies as stated in the prospectus; (2) advise the sub-adviser with respect to U.S. economic factors and trends; (3) assist and consult with the sub-adviser in connection with the Funds’ continuous investment program; (4) approve lists of foreign countries recommended by the sub-adviser for investments of the Funds; (5) place orders with respect to purchases and sales of the securities of U.S. issuers as described in the prospectus of the Funds; (6) manage, in cooperation with the sub-adviser, the Funds’ short-term cash balance positions denominated in U.S. dollars to preserve required liquidity of the Funds’ assets (including placing of orders for U.S. money market instruments); (7) monitor the sub-adviser’s investment procedures; and (8) periodically review, evaluate and report to the Company’s Board of Directors with respect to the performance of the sub-adviser under the sub-advisory agreement. Under the Agreement, the Advisers must remain fully responsible for the provision of the sub-adviser’s services.

Each Current and New Advisory Agreement with respect to the Equity Opportunities Fund, Equity Income Fund, High Yield Fund, International Equity Fund and Mid Cap Value and Restructuring Fund of Excelsior Funds Trust provides that, subject to the general supervision of the Company’s Board of Trustees, the Advisers will, among other things, (1) prepare (or otherwise obtain) and evaluate on both a macroeconomic and microeconomic level any pertinent research, statistical, financial and economic data, and other information necessary or appropriate for the performance of its duties under such Agreement; (2) formulate and continuously review, supervise, and administer an investment program for the Funds that are the subject of such Agreement; (3) determine the securities to be purchased by the Funds that are the subject of such Agreement, and continuously monitor such securities and the issuers thereof to determine whether and when to sell, exchange, or take any other action concerning such securities; (4) determine whether and how to exercise warrants, voting rights, or other rights with respect to the securities of the Funds that are the subject of such Agreement; (5) provide valuations with respect to the securities held by the Funds that are the subject of such Agreement (if so requested by the Board); (6) render regular reports to the Company’s officers and the Company’s Board concerning the investment performance of the Funds that are the subject of such Agreement, the discharge by the Advisers of their responsibilities under such Agreement, and any other subject that the Company’s officers or Board reasonably may request; and (7) assist the Company’s officers in connection with the operation of the Company and perform any further acts that may be necessary to effectuate the purposes of such Agreement.

The Current and New Advisory Agreements with respect to the Equity Opportunities Fund, Equity Income Fund, High Yield Fund, International Equity Fund and Mid Cap Value and Restructuring Fund of Excelsior Funds Trust also authorize the Advisers to employ one or more sub-advisers to perform any or all of the advisory services described above under the supervision of the Advisers.

Each Current and New Advisory Agreement provides that the Advisers will furnish at their own expense all office space, office facilities, equipment and personnel necessary or appropriate to the performance of its duties under such Current and New Advisory Agreement. The Advisers will also pay the salaries and fees of all personnel of the Company or the Advisers performing services related to the Advisers’ duties under each such Current and New Advisory Agreement.

Each Current and New Advisory Agreement provides that the Advisers may provide services through affiliate companies that are qualified to act as an investment adviser to the Companies under applicable law as long as (1) the persons providing the services are functioning as an organized group of persons; (2) the use of the affiliate’s employees does not result in a change of actual control or management of the Adviser; and (3) the use of the affiliate’s employees has been approved by the Board of Directors.

Each Current and New Advisory Agreement also provides that the Advisers may place orders for portfolio securities either directly with the issuer or with any broker or dealer selected by the Advisers. In placing orders with brokers and/or dealers under such Agreements, the Advisers are obligated to use their best efforts to obtain the best net price and most favorable execution of their orders, after taking into account all factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker and/or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Consistent with this obligation, the Advisers may, to the extent permitted by law, purchase and sell portfolio securities from and to brokers who provide brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of the Company and/or other accounts over which the Advisers, USTA or USTNA, as the case may be, exercises investment discretion. USTA and USTNA are each authorized under the respective agreements to pay a broker who provides such brokerage and research services a commission for effecting a securities transaction which is in excess of the amount of the commission another broker would have charged for effecting that transaction, if USTA or USTNA, as the case may be, determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the overall responsibilities of the Advisers, as the case may be, with respect to the accounts as to which it exercises investment discretion.

Under the Current and New Advisory Agreements between the Advisers and Excelsior Funds Trust, the Advisers may execute transactions through themselves and their affiliates on a securities exchange provided that the commissions paid by the Company are reasonable and fair compared to commissions received by other brokers having comparable execution capability and provided that the transactions are effected pursuant to procedures established by the Board. In each case, an affiliated broker may transmit, clear and settle transactions for the Company that are executed on a securities exchange provided that the affiliated broker arranges for unaffiliated brokers to execute the transactions. In addition, the Board, in its discretion, may instruct the Adviser to effect all or a portion of its securities transactions with one or more brokers and/or dealers selected by the Board, if the Board determines that the use of such brokers and/or dealers is in the best interest of the Company.

The Current and New Advisory Agreements with respect to the Funds of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. prohibit the Advisers from purchasing or selling portfolio securities to themselves, a Fund’s principal underwriter, and, in the case of the International Fund, the sub-adviser, or any affiliated person of any of the foregoing, except as permitted by the Securities and Exchange Commission.

Under the Current and New Advisory Agreements between the Advisers and Excelsior Funds Trust, when the Advisers deem the purchase or sale of a security to be in the best interest of the Company as well as other customers, the Advisers may, to the extent permitted by applicable law, aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions. Under such agreements, the Advisers may also purchase or sell a particular security for one or more customers in different amounts. Allocation of the securities purchased or sold in either manner, as well as the expenses incurred in the transactions, will be made by the Advisers in a manner that they believe is equitable and consistent with applicable law and regulations and with their fiduciary obligations to the Company and to such other customers.

Liability.  The Current and New Advisory Agreements between the Advisers and Excelsior Funds Trust require the Advisers to give the Company the benefit of their best judgment and efforts in rendering services to the Company. Under all of the Current and New Advisory Agreements, the Advisers will not be liable to the Company or to any shareholder of any of the Company’s Funds, for any act or omission in the course of, or connected with, rendering services under such agreement or for any losses that may be sustained in the purchase, holding or sale of any security, in each case, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of their obligations or duties under such Current and New Advisory Agreements.

Effective Date of New Advisory Agreements.  If approved by the shareholders of a Fund and the Sale is completed, the New Advisory Agreement with respect to the Fund will become effective at the time of the closing of the Sale, and will continue in effect until October 31, 2007 (unless the renewal is approved by a majority of the Board, including a majority of the Independent Directors, at the annual contract renewal meeting or terminated sooner). If approved by the shareholders of a Fund, but the Sale is not completed, the New Advisory Agreement with respect to the Fund will become effective as of the date of termination of the Purchase Agreement. Thereafter, if not terminated sooner, each such New Advisory Agreement will continue in effect for successive annual periods with respect to a Fund, provided that such continuance is specifically approved at least annually by the vote of a majority of the Independent Directors of the Board, and either: (i) the vote of a majority of the outstanding shares of the Fund; or (ii) the vote of a majority of the full Board of the Company.

Termination.  Each Current and New Advisory Agreement provides that it may be terminated at any time with respect to a Fund, without the payment of any penalty, either by: (i) the Company, by action of the Board or by the vote of a majority of the Fund’s outstanding shares, on 60 days’ written notice to the Advisers; or (ii) the Advisers, on 90 days’ written notice to the relevant Company. Each Current and New Advisory Agreement provides that they will terminate upon an “assignment” (as defined by the 1940 Act).

Fees.  For the services provided and the expenses assumed pursuant to the Current and New Advisory Agreements for Excelsior Funds, Inc., the Advisers are entitled to a fee, computed daily and payable monthly, at the following annual rates: 0.25% of the average daily net assets of each of the Money Fund and the Government Money Fund; 0.30% of the average daily net assets of each of the Treasury Money Fund and the Short-Term Government Securities Fund; 0.35% of the average daily net assets of the Intermediate-Term Bond Fund; 0.60% of the average daily net assets of each of the Energy and Natural Resources Fund and the Value and Restructuring Fund; 0.65% of the average daily net assets of the Core Bond Fund; 0.75% of the average daily net assets of each of the Blended Equity Fund, Large Cap Growth Fund, and Small Cap Fund; 1.00% of the average daily net assets of each of the International Fund, Pacific/Asia Fund, and Real Estate Fund; and 1.25% of the average daily net assets of the Emerging Markets Fund.

For the services provided and the expenses assumed pursuant to the Current and New Advisory Agreements for Excelsior Tax-Exempt Funds, Inc., the Advisers are entitled to a fee, computed daily and payable monthly, at the following annual rates: 0.25% of the average daily net assets of the Tax-Exempt Money Fund; 0.30% of the average daily net assets of the Short-Term Tax-Exempt Securities Fund; 0.35% of the average daily net assets of the Intermediate-Term Tax-Exempt Fund; 0.50% of the average daily net assets of each of the Long-Term Tax-Exempt Fund, New York Intermediate-Term Tax-Exempt Fund, California Short-Intermediate Term Tax-Exempt Income Fund and the New York Tax-Exempt Money Fund.

For the services provided and the expenses assumed pursuant to the Current and New Advisory Agreements for Excelsior Funds Trust, the Advisers are entitled to a fee, computed daily and payable monthly, at the following annual rates: 0.65% of the average daily net assets of the Mid Cap Value and Restructuring Fund; 0.75% of the average daily net assets of the Equity Opportunities Fund and the Equity Income Fund; 0.80% of the average daily net assets of the High Yield Fund and 1.00% of the average daily net assets of the International Equity Fund.

The Advisers have contractually agreed to waive all or a portion of the advisory fees payable to them by each Fund or reimburse expenses to keep such Fund’s net annual operating expenses from exceeding the percentage stated in the table below. These waivers may not be terminated before July 31, 2007. Each Fund’s gross annual operating expenses, as of March 31, 2006, are also stated in the table below.

	Total Annual Operating	Total Contractual Net
Funds	Expenses	Annual Operating Expenses

EXCELSIOR FUNDS, INC.
Blended Equity Fund	1.21% (Shares)	1.10% (Shares)
Core Bond Fund	1.30% (Shares) 1.22% (Institutional Shares)[1] 1.78% (Retirement Shares)	0.90% (Shares) 0.65% (Institutional Shares) 1.40% (Retirement Shares)
Emerging Markets Fund	1.92% (Shares) 1.68% (Institutional Shares)[1]	1.85% (Shares) 1.60% (Institutional Shares)
Energy and Natural Resources Fund	1.13% (Shares)	1.25% (Shares)
Government Money Fund	0.69% (Shares)	0.55% (Shares)
Intermediate-Term Bond Fund	0.81% (Shares)	0.75% (Shares)
International Fund	1.58% (Shares)	1.50% (Shares
Large Cap Growth Fund	1.23% (Shares) 0.98% (Institutional Shares)[2] 1.99% (Retirement Shares)	1.20% (Shares) 0.95% (Institutional Shares) 1.70% (Retirement Shares)
Money Fund	0.69% (Shares) 0.44% (Institutional Shares)	0.55% (Shares) 0.30% (Institutional Shares)
Pacific/Asia Fund	1.62% (Shares)	1.65% (Shares)
Real Estate Fund	1.52% (Shares)	1.25% (Shares)
Short-Term Government Securities Fund	0.77% (Shares)	0.75% (Shares)
Small Cap Fund	1.11% (Shares) 1.56% (Retirement Shares)	1.25% (Shares) 1.75% (Retirement Shares)
Treasury Money Fund	0.74% (Shares)	0.60% (Shares)
Value and Restructuring Fund	1.05% (Shares) 0.85% (Institutional Shares) 1.56% (Retirement Shares)	1.14% (Shares) 0.89% (Institutional Shares) 1.64% (Retirement Shares)
EXCELSIOR TAX-EXEMPT FUNDS, INC.
California Short-Intermediate Term Tax-Exempt Income Fund	1.03% (Shares)	0.50% (Shares)
Intermediate-Term Tax-Exempt Fund	0.80% (Shares)	0.65% (Shares)
Long-Term Tax-Exempt Fund	1.02% (Shares)	0.80% (Shares)
New York Intermediate-Term Tax-Exempt Fund	0.98% (Shares)	0.80% (Shares)
New York Tax-Exempt Money Fund	0.94% (Shares)	0.60% (Shares)
Short-Term Tax-Exempt Securities Fund	0.77% (Shares)	0.60% (Shares)
Tax-Exempt Money Fund	0.68% (Shares)	0.55% (Shares)

	Total Annual Operating	Total Contractual Net
Funds	Expenses	Annual Operating Expenses

EXCELSIOR FUNDS TRUST
Equity Income Fund	1.22% (Shares) 1.84% (Retirement Shares)	1.10% (Shares) 1.60% (Retirement Shares)
Equity Opportunities Fund	1.31% (Shares) 1.05% (Institutional Shares)	1.05% (Shares) 0.80% (Institutional Shares)
High Yield Fund	1.29% (Shares) 1.04% (Institutional Shares)	1.05% (Shares) 0.80% (Institutional Shares)
International Equity Fund	1.46% (Institutional Shares)	1.10% (Institutional Shares)
Mid Cap Value and Restructuring Fund	1.13% (Shares) 0.88% (Institutional Shares) 1.46% (Retirement Shares)	1.14% (Shares) 0.89% (Institutional Shares) 1.64% (Retirement Shares)

[1]	Annualized.

[2]	These expenses are based on estimated amounts for the current fiscal year since there were no Institutional Shares issued during the fiscal year ended March 31, 2006.

For the fiscal year ended March 31, 2006, Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust paid the Advisers net advisory fees and the Advisers contractually waived advisory fees in the following amounts:

	Total Advisory	Total Fee
Funds	Fee Paid	Waived

EXCELSIOR FUNDS INC.
Blended Equity Fund	$2,932,819	$570,103
Core Bond Fund	$873,330	$987,738
Emerging Markets Fund	$7,283,020	$712,659
Energy and Natural Resources Fund	$2,444,422	$12,243
Government Money Fund	$411,714	$724,624
Intermediate-Term Bond Fund	$1,143,767	$384,019
International Fund	$3,015,068	$276,476
Large Cap Growth Fund	$1,967,503	$383,210
Money Fund	$1,456,956	$2,481,701
Pacific/Asia Fund	$1,649,639	$62,520
Real Estate Fund	$863,360	$351,013
Short-Term Government Securities Fund	$651,838	$474,679
Small Cap Fund	$3,218,909	$95,946
Treasury Money Fund	$513,353	$595,431
Value and Restructuring Fund	$31,707,572	$—
EXCELSIOR TAX-EXEMPT FUNDS INC.
California Short-Intermediate Term Tax-Exempt Income Fund	$—	$331,058
Intermediate-Term Tax-Exempt Fund	$708,297	$530,735
Long-Term Tax-Exempt Fund	$174,226	$133,366
New York Intermediate-Term Tax-Exempt Fund	$443,349	$238,995
New York Tax-Exempt Money Fund	$658,397	$1,454,850
Short-Term Tax-Exempt Securities Fund	$234,274	$292,016
Tax-Exempt Money Fund	$2,184,640	$3,143,406

	Total Advisory	Total Fee
Funds	Fee Paid	Waived

EXCELSIOR FUNDS TRUST
Equity Income Fund	$1,260,188	$342,433
Equity Opportunities Fund	$640,058	$324,216
High Yield Fund	$916,075	$399,394
International Equity Fund	$277,924	$200,154
Mid Cap Value and Restructuring Fund	$1,989,199	$11,769

Basis for the Board’s Approval of the New Advisory Agreements

In November 2006, representatives of Schwab, U.S. Trust, and the Advisers informed the Board that Schwab had entered into the Purchase Agreement with Bank of America under which Schwab would sell U.S. Trust to Bank of America. Representatives of Schwab, U.S. Trust, and the Advisers also informed the Board that, because the Sale includes all of U.S. Trust’s subsidiaries, such as USTA and USTNA, the completion of the Sale may be deemed to be an “assignment” (as defined in the 1940 Act) of the Current Advisory Agreements resulting in the termination of the Current Advisory Agreements in accordance with their terms. To provide continuity in investment advisory services, representatives of U.S. Trust, the Advisers, and Bank of America proposed that the Board approve the New Advisory Agreements under which, subject to shareholder approval, USTA and USTNA will continue to serve as investment advisers to the Funds after the Sale is completed.

In advance of its December 6-7, 2006 meeting, the Board requested, through its independent legal counsel, and received from Bank of America, U.S. Trust, and the Advisers, various materials providing information regarding the Sale and its impact on (i) the Funds and their shareholders, (ii) the investment advisory services provided to the Funds by the Advisers and (iii) the administration services provided to the Funds by USTA. After receiving and reviewing these materials, the Board discussed at their December 6-7, 2006 meeting, the proposal to approve the New Advisory Agreements. Representatives from Bank of America, U.S. Trust, the Advisers, and Schwab attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. These representatives assured the Board that Bank of America does not anticipate that there will be any reduction in the scope of or material adverse change in the nature or quality of, the investment advisory services to the Funds under the New Advisory Agreements. These representatives noted that a plan would be put into place designed to provide for the continuity of the investment advisory services under the New Advisory Agreements.

Additionally, representatives from Bank of America discussed the extensive experience and resources dedicated to Bank of America’s large mutual fund business, assuring the Board that Bank of America would seek to provide the Funds with the same or better quality of services with respect to the administration services currently provided by USTA. Representatives from Bank of America noted that: (i) the size and scale of Bank of America’s mutual fund business could produce potential savings for the Funds’ shareholders through reduced administrative costs and (ii) there was the potential for significant negotiating power in any future vendor discussions resulting from the Funds being part of the larger Bank of America fund complex.

The Directors then discussed the written materials that the Board received before the meeting and the oral presentations and all other information that the Board received or discussed at the December 6-7, 2006 meeting. At the conclusion of the meeting, the Board decided to schedule another in-person Board meeting on January 8, 2007 to allow the Board to further consider the proposal to approve the New Advisory Agreements.

In anticipation of the January 8, 2007 Board meeting, Independent Directors’ legal counsel sent an information request letter to U.S. Trust and Schwab to solicit further information that the Board deemed to be relevant to their consideration of the New Advisory Agreements, including a discussion of, among other matters, (a) a detailed timeline and plan for the orderly transition of the administration and oversight of the Funds; (b) the extent to which key personnel of the Advisers who manage day-to-day investment operations of the Funds are expected to continue to be employed by the Advisers after the Sale; (c) the experience and qualifications of new key administrative personnel that Bank of America proposes to involve in Fund matters; (d) any enhanced compliance policies and procedures adopted by Bank of America in response to mutual fund regulatory and compliance issues; (e) any anticipated financial benefits of the Sale to Fund shareholders; (f) any anticipated changes in the Funds’ fees and operating expenses; (g) any anticipated structural changes to the Excelsior Funds complex; (h) any conflicts of interest between the other business interests of Bank of America and its affiliates and the operations of the Funds; and (i) any limitations on the Funds’ investment operations that would arise as a result of the Funds’ being affiliated with Bank of America. The responses by Bank of America, U.S. Trust, the Advisers and Schwab were provided to the Board for their review prior to the January 8, 2007 Board meeting, and the Directors were provided with the opportunity to request any additional materials.

At the Board’s meeting on January 8, 2007, Bank of America, U.S. Trust, the Advisers, and Schwab provided additional written and oral information on the Sale and the impact of the Sale on the Advisers and the Funds and their shareholders. During the meeting, representatives from Bank of America and the Advisers, who were present at the meeting, assured the Board that Bank of America does not anticipate that there will be any reduction in the scope of, or material adverse change in the nature or quality of, the investment advisory services to the Funds under the New Advisory Agreements. Additionally, representatives from Bank of America, and the Advisers represented to the Board that Bank of America personnel would seek to provide the same or better quality of services with respect to the administration services currently provided by USTA. It was noted that a plan for the orderly transition of the administration and oversight of the Funds had been developed to ensure that there would be no disruption of Fund operations or other adverse consequences to the Funds and their shareholders. In addition, Bank of America provided, and the Board discussed, information regarding the potential applicability of certain regulatory orders relating to the Columbia Funds and the legacy Nations Funds.

The Board then deliberated on the approval of the New Advisory Agreements in light of all the information it had received. The Independent Directors, assisted by their independent legal counsel, met in executive session to discuss the New Advisory Agreements. After deliberating in executive session, the entire Board reconvened to discuss the approval of the New Advisory Agreements.

At the conclusion of the January 8, 2007 Board meeting, the Board, including all of the Independent Directors, unanimously concluded (a) that the approval of the New Advisory Agreements would be in the best interests of the shareholders and the Funds and (b) to recommend the approval of the New Advisory Agreements to shareholders. In concluding to approve the New Advisory Agreements and to recommend their approval to shareholders, the Board considered, with the assistance of independent legal counsel, the information and materials provided to the Board and a variety of specific factors discussed at the meetings, including, as discussed below, the Board’s prior conclusions when determining whether to approve the continuation of the Current Advisory Agreements.

At the January 8, 2007 Board meeting, the Board concluded it was reasonable to take into account the conclusions the Board made when considering and evaluating the renewal of the Current Advisory Agreements (the “Annual Review”), which occurred at the September 29, 2006 in-person Board meeting, as part of its considerations to approve the New Advisory Agreements. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s September 29, 2006 Annual Review of the Current Advisory Agreements and the conclusions made by the Directors when determining to continue the Current Advisory Agreements for an additional one-year period.

As further explained below, at the September 29, 2006 Board meeting, the Board, including all of the Independent Directors, based on its consideration and evaluation of the information it was presented and the specific factors discussed at the meeting, unanimously approved the continuation of the Current Advisory Agreements and concluded that the compensation under the Current Advisory Agreements is fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment.

In connection with the Annual Review, the Directors considered a wide range of information of the type they regularly consider when determining whether to continue a Fund’s investment advisory agreement as in effect from year-to-year. In preparation for the September 29, 2006 Board meeting, the Board requested and reviewed a wide variety of materials provided by the Advisers, including information about their affiliates, personnel and operations. The Board also received extensive data provided by third parties. The Board also received a memorandum from counsel regarding the responsibilities of a fund’s board for the approval of investment advisory agreements. In addition, the Independent Directors received advice from independent counsel to the Independent Directors, met in executive session outside the presence of fund management and participated in question and answer sessions with representatives of the Advisers, as appropriate.

Further, as part of the Annual Review process and ongoing oversight of the Funds’ advisory relationships, Independent Directors’ legal counsel sent an information request letter to the Advisers seeking certain relevant information. The responses by the Advisers were provided to the Directors for their review prior to their September 29, 2006 Board meeting, and the Directors were provided with the opportunity to request any additional materials.

The Board’s approval of the Current Advisory Agreements was based on consideration and evaluation of the information and material provided to the Board and a variety of specific factors discussed at the meetings, including:

Nature, Extent and Quality of Services.  The Board considered the nature, extent and quality of the services provided by the Advisers to the Funds under the Current Advisory Agreements and the resources of the Advisers and their affiliates dedicated to the Funds. In this regard, the Board evaluated, among other things, the Advisers’ personnel, experience, performance history of various products, and compliance program. The Board considered that USTA, pursuant to a separate Administration Agreement with the Funds, was also responsible for supervising the Funds’ accounting agent and sub-administrator, BISYS Fund Services Ohio, Inc. (“BISYS”), in the performance of administrative, accounting and related services, including valuation of the Funds’ portfolio securities, yield calculations, reports and filings with regulatory authorities, as well as compliance monitoring and testing. The Board considered representations from the Advisers that the Advisers had allocated substantial resources and personnel, and had made significant financial expenditures and commitments, to the investment management and other operations of the Funds. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services to be provided by the Advisers to the Funds and the resources of the Advisers and their affiliates dedicated to the Funds supported the renewal of the Current Advisory Agreements.

Fund Performance.  The Board considered fund performance in determining whether to renew the Current Advisory Agreements. Specifically, the Board considered each Fund’s performance relative to a peer group of other mutual funds and appropriate indices/benchmarks, in light of total return, yield and market trends. As part of this review, the Board considered the composition of the peer groups, selection criteria and the reputation of the third party who prepared the peer group analysis. In evaluating the performance of each Fund, the Board considered both market risk and shareholder risk expectations for such Fund and whether, irrespective of relative performance, each Adviser’s absolute performance was consistent with expectations for its investment methodology. The Board further considered the level of Fund performance in the context of its review of Fund expenses and the Advisers’ profitability discussed below. In the case of each Fund that had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods considered, the Board concluded that other factors relevant to performance supported renewal of the Current Advisory Agreements. These factors varied from Fund to Fund, but included one or more of the following: (1) that the Fund’s performance, although lagging in certain recent periods, was strong over the longer term; (2) that the underperformance was attributable, to a significant extent, to investment decisions by an Adviser that were reasonable and consistent with the Fund’s investment objective and policies; (3) that each Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (4) that the relevant Adviser has taken or is taking steps designed to help improve the Fund’s investment performance. Following such evaluation, the Board concluded, within the context of its full deliberations, that the performance of the Funds supported the renewal of the Current Advisory Agreements.

Fund Expenses.  With respect to the Funds’ expenses, the Board considered the rate of compensation called for by the Current Advisory Agreements, and each Fund’s net operating expense ratio, in each case, in comparison to those of other comparable mutual funds, such peer groups and comparisons having been selected and calculated by an independent third party. The Directors noted that with respect to the Funds, the Advisers had contractually committed to waive a portion of their fee or reimburse certain Funds for a portion of their expenses to limit the Funds’ total operating expenses. The Directors reviewed the fees charged by the Advisers to provide advisory services to other registered investment companies with substantially similar investment objectives on a sub-advisory basis (“Sub-Advised Accounts”). In evaluating this information, the Directors considered the differences in services provided to Sub-Advised Accounts and the Funds. The Directors also reviewed the fees charged by the Advisers to provide advisory services to separate accounts with substantially similar investment objectives as the Funds (“Separate Accounts”) and the differences in services and risks involved in managing Separate Accounts and the Funds from a compliance and regulatory perspective. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Funds are reasonable and supported the renewal of the Current Advisory Agreements.

Profitability.  With regard to profitability, the Board considered the compensation flowing to the Advisers and their affiliates, directly or indirectly. In this connection, the Board reviewed management’s profitability analyses, together with certain commentary thereon from internal audit. The Board also considered any other benefits derived by the Advisers from their relationship with the Funds, such as whether, by virtue of their management of the Funds, the Advisers obtain investment information or other research resources that aid them in providing advisory services to other clients. With respect to the Advisers and their affiliates, the Board considered whether the varied levels of compensation and profitability under the Current Advisory Agreements and other service agreements were reasonable and justified in light of the quality of all services rendered to the Funds. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of the Advisers is reasonable and supported the renewal of the Current Advisory Agreements.

Economies of Scale.  The Board considered the existence of any economies of scale and whether those economies are passed along to a Fund’s shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by the Advisers. In this regard, and consistent with their consideration of fund expenses, the Board considered that the Advisers have previously committed resources to minimize the effects on shareholders of diseconomies of scale during periods when fund assets were relatively small through their contractual expense waivers. For example, such diseconomies of scale may particularly affect newer Funds or Funds with investment strategies that are from time to time out of favor, but shareholders may benefit from the continued availability of such funds at subsidized expense levels. After reviewing such information, the Board determined not to seek advisory fee breakpoints at this time. The Directors noted that they would continue to monitor the growth in assets of the Funds and asked the Advisers to continue to monitor the Funds’ expenses and asset sizes in connection with determining when economies of scale would dictate that advisory fee breakpoints were advisable.

Based on the Directors’ deliberations and their evaluation of the information described above, the Board, including all of the Independent Directors, unanimously approved the continuation of the Current Advisory Agreements and concluded that the compensation under the Current Advisory Agreements is fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. In the course of their deliberations, the Board did not identify any particular information or factor that was all-important or controlling.

As stated above, at the January 8, 2007 Board meeting, the Board concluded it was reasonable to take into account the conclusions set forth above when determining whether to approve the New Advisory Agreements. The Board’s conclusion in this regard was based on (i) the fact that the New Advisory Agreements are identical to the Current Advisory Agreements in all material respects, including the investment advisory fees payable by the Funds to the Advisers and (ii) assurances by Bank of America and the Advisers that there would be no reduction or material adverse change in the nature or quality of the investment advisory services to the Funds under the New Advisory Agreements.

In addition to the conclusions formed with respect to the Annual Review, the Directors considered specific information at the January 8, 2007 Board meeting concerning the Sale and its impact on the Advisers and the Funds and their shareholders, as they considered appropriate, including but not limited to the following:

•	a detailed timeline and plan for the orderly transition of the administration and oversight of the Funds;

•	assurances by Bank of America and the Advisers that Bank of America does not anticipate that there will be any reduction in the scope of, or material adverse change in the nature or quality of, the investment advisory services to the Funds under the New Advisory Agreements;

•	an explanation of the extent to which key personnel of the Advisers who manage the day-to-day investment operations of the Funds are expected to continue to be employed by the Advisers after the Sale;

•	the experience and qualifications of new key administrative, financial, compliance and legal personnel that Bank of America proposes to involve in Fund matters;

•	the enhanced compliance policies and procedures adopted by Bank of America in response to mutual fund regulatory and compliance issues;

•	the anticipated financial benefits of the Sale to Fund shareholders including (i) access for the Funds to a large distribution network both on the retail, institutional and retirement platforms, as well as to Bank of America’s Private Bank and Wealth Management areas; (ii) the potential for a positive impact on Fund operating expenses resulting from an increase in assets; and (iii) the potential for significant negotiating power in any future vendor discussions resulting from the Funds being part of the larger Bank of America fund complex;

•	a representation from the Advisers and Bank of America that neither the Companies nor their shareholders would bear any costs of the Meeting or the costs of any solicitation in connection with the Meeting;

•	a representation from Bank of America that Bank of America would extend the Advisers’ commitments under the Expense Limitation Agreements currently in place with the Funds for a period of two years following the closing of the Sale, subject to the Board’s prior approval of any changes to those Expense Limitation Agreements;

•	a discussion of the anticipated structural changes to the Excelsior Funds complex and a representation from Bank of America that the class structure of the Excelsior Funds was currently being evaluated by its product teams and that the results of that analysis would be presented to the Board for consideration at a future meeting;

•	the policies and procedures adopted by Bank of America that are intended to identify, monitor and mitigate any conflicts of interest between the other business interests of Bank of America and its affiliates and the operations of the Funds; and

•	a representation from U.S. Trust and Schwab that no material adverse impact on the Funds’ investment operations is expected as a result of the Funds being affiliated with Bank of America.

The Board concluded, within the context of its full deliberations, that each of the representations, assurances and informational items provided by the Advisers, U.S. Trust, Bank of America and Schwab set forth above supported the approval of the New Advisory Agreements.

In the course of their deliberations, the Board did not identify any particular information or factor that was all-important or controlling. Based on its evaluation of the information and the conclusions with respect thereto at its meetings on September 29, 2006, December 6-7, 2006 and January 8, 2007, the Board, including all of the Independent Directors, unanimously: (a) concluded that the terms of the New Advisory Agreements are fair and reasonable; (b) concluded that the Advisers’ fees are reasonable in light of the services to be provided by the Advisers to the Companies; (c) concluded that the approval of the New Advisory Agreements would be in the best interests of the shareholders and the Funds; and (d) concluded to recommend the approval of the New Advisory Agreements to shareholders.

ADDITIONAL INFORMATION REGARDING THE ADVISERS

USTA and U.S. Trust New York Asset Management Division, a separate identifiable division of USTNA, act as investment advisers to the Funds of the Companies. USTA is a wholly-owned subsidiary of USTNA (114 W. 47th Street, New York, NY 10036). USTNA is a wholly-owned subsidiary of U.S. Trust (114 W. 47th Street, New York, NY 10036), which, in turn, is a wholly-owned subsidiary of Schwab (101 Montgomery Street, San Francisco, CA, 94104). Charles R. Schwab is the founder, Chairman and a Director and significant shareholder of Schwab. As a result of his positions and share ownership, Mr. Schwab may be deemed to be a controlling person of Schwab and its subsidiaries. On November 30, 2006, the Advisers had approximately $97.6 billion in aggregate assets under management.

The Advisers provide investment management services to the following Funds:

Investment Adviser and Address	Name of Fund

Excelsior Funds, Inc.
UST Advisers, Inc. 225 High Ridge Road Stamford, CT 06905	Small Cap Fund Money Fund Value and Restructuring Fund Emerging Markets Fund Government Money Fund Treasury Money Fund

U.S. Trust New York Asset Management Division, a separate identifiable division of United States Trust Company, National Association 114 W. 47th Street New York, NY 10036	Core Bond Fund
Intermediate-Term Bond Fund
Short-Term Government Securities Fund
Blended Equity
International Fund
Energy and Natural Resources Fund
Pacific/Asia Fund
Real Estate Fund
Large Cap Growth Fund

Excelsior Tax-Exempt Funds, Inc.
UST Advisers, Inc. 225 High Ridge Road Stamford, CT 06905	California Short-Intermediate Term Tax-Exempt Income Fund Tax-Exempt Money Fund New York Tax-Exempt Money Fund.

U.S. Trust New York Asset Management Division, a separate identifiable division of United States Trust Company, National Association 114 W. 47th Street New York, NY 10036	Long-Term Tax-Exempt Fund Intermediate-Term Tax-Exempt Fund Short-Term Tax-Exempt Securities Fund New York Intermediate-Term Tax-Exempt Fund
Excelsior Funds Trust
UST Advisers, Inc. 225 High Ridge Road Stamford, CT 06905	N/A

U.S. Trust New York Asset Management Division, a separate identifiable division of United States Trust Company, National Association 114 W. 47th Street New York, NY 10036	Equity Income Fund Equity Opportunities Fund High Yield Fund Mid Cap Value and Restructuring Fund International Equity Fund

The Advisers currently serve as investment advisers to the following registered investment company portfolios, which have investment objectives similar to the Funds. These portfolios, their approximate net assets (as of November 30, 2006), and the annual advisory fees payable by these portfolios to the Advisers and fees waived by the Advisers are as follows:

			Advisory Fees
			Waived / Expenses
Name of Investment	Approximate Net		Reimbursed
Company	Assets	Annual Net Advisory Fees	(if applicable)

Excelsior Venture Partners III, LLC	$73,925,774	1.00% of the Fund’s average quarterly net assets. An incentive carried interest of 20% of the Fund’s realized capital gains on direct investments.	None

Excelsior Venture Investors III, LLC	$46,960,582	0.1% annually of Fund net assets that are not represented by the Fund’s investment in Excelsior Venture Partners III, LLC.

		An incentive carried interest of the Fund’s realized capital gains on direct investments.	None
Excelsior Buyout Investors, LLC	$59,456,619	1% of the net asset value of the Fund.

		An incentive carried interest of 5% of all returns above 1) all investors’ initial investments and 2) a cumulative preferred annual rate of 8% on unreturned investments by investors.	None
Excelsior Private Equity Fund II	$49,229,604
1.50% of the Fund’s net assets that are invested or committed to be invested in private equity or venture capital investments and 0.50% of the Fund’s net assets that are invested in short-term investments.

An incentive carried interest of 20% of realized capital gains on direct investments.
			Operating expenses over 0.25% of the Fund’s net assets (excluding the management/advisory fee) are waived or reimbursed by the adviser.
John Hancock Funds II Value and Restructuring Fund	$329,240,000	0.375% on first $500 million of aggregate net assets 0.350% on assets between $500 million and $1 billion of aggregate net assets 0.325% on excess over $1 billion of aggregate net assets	None
John Hancock Trust Value and Restructuring Fund	$325,306,000	0.375% on first $500 million of aggregate net assets 0.350% on assets between $500 million and $1 billion of aggregate net assets 0.325% on excess over $1 billion of aggregate net assets	None

The names, addresses and principal occupations of the principal executive officers and directors of USTA are shown below.

Name	Address	Principal Occupation

Robert F. Aufenanger	225 High Ridge Road Stamford, CT 06905	President and Director
Evelyn Dilsaver	101 Montgomery Street San Francisco, CA 94104	President, Mutual Fund Division
Nicola Knight	114 W. 47th Street New York, New York 10036	Chief Legal Officer
Mary Martinez	114 W. 47th Street New York, New York 10036	Director
Jeffrey Osmun	225 High Ridge Road Stamford, CT 06905	Director
Ralph A. Pastore	225 High Ridge Road Stamford, CT 06905	Treasurer And Chief Financial Officer
George Pereira	101 Montgomery Street San Francisco, CA 94104	CFO, Mutual Fund Division

The names, addresses and principal occupations of the principal executive officers and directors of U.S. Trust New York Asset Management Division, a separate identifiable division of USTNA, are shown below.

Name	Address	Principal Occupation

John Apruzzese	114 W. 47th Street New York, New York 10036	Managing Director; Equity Investments
James Bailey	114 W. 47th Street New York, New York 10036	Executive Vice President and Chief Operating Officer
Leo P. Grohowski	114 W. 47th Street New York, New York 10036	Executive Vice President and Chief Investment Officer
Mary Martinez	114 W. 47th Street New York, New York 10036	Managing Director; Chief Operating Officer — Investment Management
Alexander Powers	114 W. 47th Street New York, New York 10036	Managing Director; Fixed Income Investments
Peter Scaturro	114 W. 47th Street New York, New York 10036	Chief Executive Officer
Frances Sevilla-Sacasa	114 W. 47th Street New York, New York 10036	President

The following persons are employees of U.S. Trust or Schwab and officers and/or directors of the Companies:

Name	Position with the Companies	Position with the Advisers

James L. Bailey	Director	Chief Operating Officer of U.S. Trust Corporation and Executive Vice President of U.S. Trust Corporation and United States Trust Company, National Association.
Randall W. Merk	Director	Executive Vice President, Charles Schwab & Co., Inc.; President, Schwab Financial Products, Charles Schwab & Co., Inc.
Evelyn Dilsaver	President	Executive Vice President of Charles Schwab & Co., Inc.; Director and President, Charles Schwab Investment Management, Inc.; President, UST Advisers, Inc.’s Mutual Fund Division.
Leo P. Grohowski	Vice President	Executive Vice President and Chief Investment Officer, United States Trust Company, National Association.
Mary Martinez	Vice President	Managing Director of United States Trust Company, National Association and Chief Operating Officer of Asset Management.
Catherine MacGregor	Vice President	Vice President, Charles Schwab & Co., Inc. and Charles Schwab Investment Management, Inc.
Joseph Trainor	Vice President	Managing Director of United States Trust Company, National Association and President, U.S. Trust Institutional.
George Pereira	Treasurer/Chief Financial and Chief Accounting Officer	Senior Vice President and Chief Financial Officer, Charles Schwab Investment Management, Inc; Chief Financial Officer, UST Advisers, Inc.’s Mutual Fund Division.
Randall Fillmore	Chief Compliance Officer	Senior Vice President, Institutional Compliance, Charles Schwab & Co., Inc. and Chief Compliance Officer, Charles Schwab Investment Management, Inc.
Wyndham Clark	Anti-Money Laundering Officer	Vice President and AML Officer, UST Advisers, Inc.
Koji E. Felton	Secretary and Chief Legal Officer	Senior Vice President, Chief Counsel and Corporate Secretary, Charles Schwab Investment Management, Inc.; Senior Vice President and Deputy General Counsel, Charles Schwab & Co., Inc.

Payments to Affiliates.

Administration Fees.  USTA serves as each Fund’s administrator pursuant to an Administration Agreement and will continue to do so if the New Advisory Agreements are approved by shareholders. BISYS, which is located at 3435 Stelzer Road, Columbus, Ohio, 43219, serves as each Fund’s sub-administrator under the Administration Agreement. The fees paid to USTA under the Administration Agreement are separate from, and in addition to, the investment advisory fees paid to USTA under the Current Advisory Agreements. For the fiscal year ended March 31, 2006, pursuant to the Administration Agreement, the Companies paid USTA, and USTA waived, the following fees:

	Administration Fee	Administration Fee
Funds	Paid to USTA	Waived by USTA

EXCELSIOR FUNDS INC.
Blended Equity Fund	$634,561	$—
Core Bond Fund	$337,166	$—
Emerging Markets Fund	$1,182,768	$—
Energy and Natural Resources Fund	$556,374	$—
Government Money Fund	$617,401	$—
Intermediate-Term Bond Fund	$593,075	$—
International Fund	$606,608	$—
Large Cap Growth Fund	$425,955	$—
Money Fund	$2,140,241	$—
Pacific/Asia Fund	$316,567	$—
Real Estate Fund	$164,992	$—
Short-Term Government Securities Fund	$510,156	$—
Small Cap Fund	$704,414	$—
Treasury Money Fund	$502,116	$—
Value and Restructuring Fund	$7,180,507	$—
EXCELSIOR TAX-EXEMPT FUNDS, INC.
California Short-Intermediate Term Tax-Exempt Income Fund	$68,481	$21,478
Intermediate-Term Tax-Exempt Fund	$408,975	$—
Long-Term Tax-Exempt Fund	$83,581	$—
New York Intermediate-Term Tax-Exempt Fund	$185,408	$—
New York Tax-Exempt Money Fund	$574,252	$—
Short-Term Tax-Exempt Securities Fund	$238,311	$—
Tax-Exempt Money Fund	$2,895,423	$—
EXCELSIOR FUNDS TRUST
Equity Income Fund	$290,323	$—
Equity Opportunities Fund	$174,710	$—
High Yield Fund	$223,402	$—
International Equity Fund	$88,386	$—
Mid Cap Value and Restructuring Fund	$418,264	$—

Fees paid to Schwab.  The Companies make payments to Schwab in connection with the inclusion of certain Funds in the Schwab OneSource Program. These payments are expected to continue after the Sale. The payments are based on a fee of 0.35% of average daily net assets participating in the OneSource Program, of which 0.25% is paid by the Companies. For the fiscal year ended March 31, 2006, the Companies paid Schwab the following fees for inclusion of certain Funds in the OneSource Program:

Funds	Fee Paid

EXCELSIOR FUNDS INC.
Blended Equity Fund	$138,167.23
Core Bond Fund	$82,279.89
Emerging Markets Fund	$559,052.72
Energy and Natural Resources Fund	$301,891.04
Government Money Fund	$—
Intermediate-Term Bond Fund	$62,325.72
International Fund	$85,272.98
Large Cap Growth Fund	$46,996.03
Money Fund	$—
Pacific/Asia Fund	$29,211.87
Real Estate Fund	$63,093.32
Short-Term Government Securities Fund	$54,788.88
Small Cap Fund	$142,439.47
Treasury Money Fund	$—
Value and Restructuring Fund	$5,209,260.81
EXCELSIOR TAX-EXEMPT FUNDS, INC.	$—
California Short-Intermediate Term Tax-Exempt Income Fund	$31,539.55
Intermediate-Term Tax-Exempt Fund	$31,167.83
Long-Term Tax-Exempt Fund	$10,412.11
New York Intermediate-Term Tax-Exempt Fund	$7,175.65
New York Tax-Exempt Money Fund	$—
Short-Term Tax-Exempt Securities Fund	7,725.86
Tax-Exempt Money Fund	$—
EXCELSIOR FUNDS TRUST
Equity Income Fund	$10,184.89
Equity Opportunities Fund	$3,524.45
High Yield Fund	$36,910.16
International Equity Fund	$229.14
Mid Cap Value and Restructuring Fund	$123,055.95

Voting Requirements for the Proposal.  The approval of each New Advisory Agreement requires the affirmative vote of the holders of a “majority of the outstanding shares” (as defined by the 1940 Act) of each Fund to which it would apply, which means the lesser of (a) the holders of 67% or more of the shares of each Fund present at the Meeting if the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of such Fund. This voting requirement is hereafter referred to as a “majority of the outstanding shares.”

If the shareholders of one or more Funds do not approve the New Advisory Agreement for the Fund, the Board will take such further action as it deems in the best interests of the shareholders of the Fund.

The Directors Unanimously Recommend that Shareholders of each Fund
Vote “FOR” the Proposal.

ADDITIONAL INFORMATION
REGARDING THE EXCELSIOR FUNDS

Information Regarding the Companies’ Principal Underwriter.  BISYS Fund Services Limited Partnership, which is located at 100 Summer Street, Suite 1500, Boston, Massachusetts 02110, serves as the principal underwriter for the Shares of the Companies’ Funds.

Director and Executive Officer Fund Ownership.  As of January 8, 2007, each Company’s Directors and executive officers, as a group, owned less than one percent (1%) of the outstanding shares of each share class of each Fund.

5% Shareholders.  As of January 8, 2007, the following persons were the only persons who were record owners or, to the knowledge of the Funds, were beneficial owners of 5% or more of each Fund’s outstanding shares. Atwell & Co. is the nominee for the Advisers. The Funds believe that most of the shares referred to in the table below were held by the below persons in accounts for their fiduciary, agency, or custodial customers.

	Amount of	Percent of	Nature of
Name and Address of Shareholder	Shares	Share Class	Ownership

EXCELSIOR FUNDS, INC.
Blended Equity Fund — Shares
Atwell & Co.	6,533,163.17	55.04%	Record
FBO 050
P.O. Box 456
Wall Street Station
New York, NY 10005
Charles Schwab & Co Inc	1,597,431.35	13.46%	Record
Special Custody A/C For
Benefit of Customers
Attn Mutual Funds
101 Montgomery St
San Francisco CA 94104-4151
Core Bond Fund — Shares
Atwell & Co.	16,068,091.86	47.74%	Record
FBO 050
P.O. Box 456
Wall Street Station
New York, NY 10005
Charles Schwab & Co Inc	3,167,741.97	9.41%	Record
Special Custody A/C For
Benefit of Customers
Attn Mutual Funds
101 Montgomery St
San Francisco CA 94104-4151
Atwell & Co.	1,829,328.08	5.43%	Record
FBO 052
P.O. Box 2044
Peck Slip Station
New York, NY 10038

	Amount of	Percent of	Nature of
Name and Address of Shareholder	Shares	Share Class	Ownership

Core Bond Fund — Institutional
Atwell & Co.	18,285,024.42	70.47%	Record
FBO 050
P.O. Box 456
Wall Street Station
New York, NY 10005
Atwell & Co.	1,754,832.07	6.76%	Record
FBO 051
P.O. Box 2044
Peck Slip Station
New York, NY 10038
Atwell & Co.	1,305,692.68	5.03%	Record
FBO 052
P.O. Box 2044
Peck Slip Station
New York, NY 10038
Core Bond Fund — Retirement
Excelsior Funds Seed Account	118.08	100.00%	Record
C/o Charles Schwab
Attn Michael Loudermilk
101 Montgomery Street
San Francisco, CA 94101
Emerging Markets Fund — Shares
Charles Schwab & Co Inc	26,768,937.50	34.41%	Record
Special Custody A/C For Benefit of Customers
Attn Mutual Funds
101 Montgomery St
San Francisco CA 94104-4151
Atwell & Co.	17,570,450.34	22.59%	Record
FBO 050
P.O. Box 456
Wall Street Station
New York, NY 10005
Atwell & Co.	4,442,559.22	5.71%	Record
FBO 052
P.O. Box 2044
Peck Slip Station
New York, NY 10038

	Amount of	Percent of	Nature of
Name and Address of Shareholder	Shares	Share Class	Ownership

Emerging Markets Fund — Institutional
Atwell & Co.	1,842,723.70	63.32%	Record
FBO 051
P.O. Box 2044
Peck Slip Station
New York, NY 10038
Atwell & Co.	352,294.41	12.11%	Record
FBO 050
P.O. Box 456
Wall Street Station
New York, NY 10005
Atwell & Co.	306,196.99	10.52%	Record
FBO 052
P.O. Box 2044
Peck Slip Station
New York, NY 10038
NFS LLC FEBO	244,205.00	8.39%	Record
First Republic Bank
111 Pine Street, Floor 4
San Francisco, CA 94111-5604
Energy and Natural Resources Fund — Shares
Charles Schwab & Co Inc	6,863,641.63	32.12%	Record
Special Custody A/C For Benefit of Customers
Attn Mutual Funds
101 Montgomery St
San Francisco CA 94104-4151
Atwell & Co.	4,081,214.57	19.10%	Record
FBO 050
P.O. Box 456
Wall Street Station
New York, NY 10005
Government Money Fund — Shares
U.S. Trust Technologym & Support Services, Inc.	258,724,130.00	94.47%	Record
Attn Trade Support
499 Washington Blvd., 7th Floor
Jersey City, NJ 07310-1995

	Amount of	Percent of	Nature of
Name and Address of Shareholder	Shares	Share Class	Ownership

Intermediate-Term Bond Fund — Shares
Atwell & Co.	51,135,413.39	78.68%	Record
FBO 050
P.O. Box 456
Wall Street Station
New York, NY 10005
Atwell & Co.	4,306,171.87	6.63%	Record
FBO 052
P.O. Box 2044
Peck Slip Station
New York, NY 10038
Charles Schwab & Co Inc	3,870,289.55	5.95%	Record
Special Custody A/C For Benefit of Customers
Attn Mutual Funds
101 Montgomery St
San Francisco CA 94104-4151
Atwell & Co.	3,629,388.29	5.58%	Record
FBO 051
P.O. Box 2044
Peck Slip Station
New York, NY 10038
International Fund — Shares
Atwell & Co.	20,242,020.81	63.21%	Record
FBO 050
P.O. Box 456
Wall Street Station
New York, NY 10005
Atwell & Co.	3,690,888.82	11.52%	Record
FBO 052
P.O. Box 2044
Peck Slip Station
New York, NY 10038
Atwell & Co.	3,640,999.57	11.37%	Record
FBO 051
P.O. Box 2044
Peck Slip Station
New York, NY 10038
Charles Schwab & Co Inc	1,971,961.04	6.16%	Record
Special Custody A/C For Benefit of Customers
Attn Mutual Funds
101 Montgomery St
San Francisco CA 94104-4151

	Amount of	Percent of	Nature of
Name and Address of Shareholder	Shares	Share Class	Ownership

Large Cap Growth Fund — Shares
Atwell & Co.	35,159,463.50	54.32%	Record
FBO 050
P.O. Box 456
Wall Street Station
New York, NY 10005
Atwell & Co.	11,200,843.93	17.30%	Record
FBO 052
P.O. Box 2044
Peck Slip Station
New York, NY 10038
Charles Schwab & Co Inc	5,892,201.31	9.10%	Record
Special Custody A/C For Benefit of Customers
Attn Mutual Funds
101 Montgomery St
San Francisco CA 94104-4151
Atwell & Co.	5,016,284.34	7.75%	Record
FBO 051
P.O. Box 2044
Peck Slip Station
New York, NY 10038
Large Cap Growth Fund — Institutional
Atwell & Co.	850,659.01	56.86%	Record
FBO 050
P.O. Box 456
Wall Street Station
New York, NY 10005
Atwell & Co.	493,628.59	32.99%	Record
FBO 052
P.O. Box 2044
Peck Slip Station
New York, NY 10038
Atwell & Co.	151,837.07	10.15%	Record
FBO 051
P.O. Box 2044
Peck Slip Station
Large Cap Growth Fund — Retirement Shares
Excelsior Funds Seed Account	122.10	100.00%	Record
C/o Charles Schwab
Attn Michael Loudermilk
101 Montgomery Street
San Francisco, CA 94101
Money Fund — Shares
U.S. Trust Technology & Support Services, Inc.	591,970,446.00	89.19%	Record
Attn Trade Support
499 Washington Blvd., 7th Floor
Jersey City, NJ 07310-1995

	Amount of	Percent of	Nature of
Name and Address of Shareholder	Shares	Share Class	Ownership

Money Fund — Institutional
U.S. Trust Technology & Support Services, Inc.	330,903,772.00	67.94%	Record
Attn Trade Support
499 Washington Blvd., 7th Floor
Jersey City, NJ 07310-1995
Robin Hood Foundation	48,425,468.76	9.94%	Record
Attn Karen Outlaw
826 Broadway 7th Fl
New York NY 10003-4826
Welsh Carson Anderson & Stowe Capital Partners III LP	30,323,993.99	6.23%	Record
C/O Jonathan Rather/ David Mintz/
Rona Drogy
320 Park Ave Ste 2500
New York NY 10022-6815
Pacific/Asia Fund — Shares
Atwell & Co.	11,876,355.95	60.88%	Record
FBO 050
P.O. Box 456
Wall Street Station
New York, NY 10005
Atwell & Co.	3,199,911.35	16.40%	Record
FBO 052
P.O. Box 2044
Peck Slip Station
New York, NY 10038
Charles Schwab & Co Inc	1,362,168.43	6.98%	Record
Special Custody A/C For Benefit of Customers
Attn Mutual Funds
101 Montgomery St
San Francisco CA 94104-4151
Atwell & Co.	1,177,397.55	6.04%	Record
FBO 051
P.O. Box 2044
Peck Slip Station
New York, NY 10038
Real Estate Fund — Shares
Atwell & Co.	5,351,442.77	41.11%	Record
FBO 050
P.O. Box 456
Wall Street Station
New York, NY 10005
Charles Schwab & Co Inc	2,829,186.58	21.73%	Record
Special Custody A/C For Benefit of Customers
Attn Mutual Funds
101 Montgomery St
San Francisco CA 94104-4151

	Amount of	Percent of	Nature of
Name and Address of Shareholder	Shares	Share Class	Ownership

Short-Term Government Securities Fund — Shares
Atwell & Co.	24,415,038.21	66.04%	Record
FBO 050
P.O. Box 456
Wall Street Station
New York, NY 10005
Charles Schwab & Co Inc	2,519,582.62	6.81%	Record
Special Custody A/C For Benefit of Customers
Attn Mutual Funds
101 Montgomery St
San Francisco CA 94104-4151
Small Cap Fund — Shares
Atwell & Co.	21,226,615.67	59.83%	Record
FBO 050
P.O. Box 456
Wall Street Station
New York, NY 10005
Charles Schwab & Co Inc	4,227,049.13	11.92%	Record
Special Custody A/C For Benefit of Customers
Attn Mutual Funds
101 Montgomery St
San Francisco CA 94104-4151
Atwell & Co.	2,639,756.20	7.44%	Record
FBO 052
P.O. Box 2044
Peck Slip Station
New York, NY 10038
Small Cap Fund — Retirement
AST Trust Company Cust	15,406.32	44.43%	Record
FBO Mid City Foundry Co EPSP
P.O. Box 52129
Phoenix, AZ 85072-2129
GPC AS Agent for MFS Heritage Trust Company FBO	9,323.29	26.89%	Record
Urell Inc. 401K Plan
P.O. Box 79377
Atlanta, GA 30357-7377
GPC AS Agent for MFS Heritage Trust Company FBO	5,289.03	15.25%	Record
Fruit Center Inc. PSP Plan
P.O. Box 79377
Atlanta, GA 30357-7377
Treasury Money Fund — Shares
U.S. Trust Technology & Support Services, Inc.	165,436,811.00	67.16%	Record
Attn Trade Support
499 Washington Blvd., 7th Floor
Jersey City, NJ 07310-1995

	Amount of	Percent of	Nature of
Name and Address of Shareholder	Shares	Share Class	Ownership

Value and Restructuring Fund — Shares
Charles Schwab & Co Inc	55,262,925.48	39.01%	Record
Special Custody A/C For Benefit of Customers
Attn Mutual Funds
101 Montgomery St
San Francisco CA 94104-4151
Atwell & Co.	17,341,804.10	12.24%	Record
FBO 050
P.O. Box 456
Wall Street Station
New York, NY 10005
John Hancock Life Insurance Co USA	8,802,214.16	6.21%	Record
Attn Rosie Chuck USSRS SEG FND/ACC
601 Congress St
Boston, MA 02210-2804
Value and Restructuring Fund — Institutional
Fidelity Investments Institutional	3,189, 412.46	47.68%	Record
Operations Co Inc As Agent
For Certain Employee Benefit Plans
100 Magellan Way KW1C
Covington KY 41015-1999
Charles Schwab & Co., Inc.	1,508,815.31	22.56%	Record
Special Custody for Benefit of Customers
Attn Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4151
Atwell & Co.	411,914.65	6.16%	Record
FBO 052
P.O. Box 2044
Peck Slip Station
New York, NY 10038
SEI Trust Company	382,928.33	5.73%	Record
C/O CBWM
Attn Mutual Funds
One Freedom Valley Dr
Oaks, PA 19456

	Amount of	Percent of	Nature of
Name and Address of Shareholder	Shares	Share Class	Ownership

Value and Restructuring Fund — Retirement
Charles Schwab Trust Co.	5,744.22	21.14%	Record
Trustee for ABS Pumps Inc. 401(k)
215 Fremont Street, 6th Floor
San Francisco, CA 94105-2323
State Street Bank And Trust Co	5,710.21	21.02%	Record
FBO Advance Tood Inc.
Deferred Savings & PSP
801 Pennsylvania Ave
Kansas City MO 64105-1307
Charles Schwab Trust Co. Ttee	2,603.07	9.58%	Record
Newtown Savings Bank 401K Savings Plan 790043
215 Fremont Street, 6th Floor
San Francisco, CA 94105-2318
Counsel Trust FBO	2,213.02	8.14%	Record
Ketchum, Wood and Burgert, Chartered Profit
Sharing Plan
336 4th Avenue
The Times Building
Pittsburgh, PA 15222-2001
MG Trust Company Cust. FBO	1,976.05	7.27%	Record
Pacsat Fund
700 17th Avenue, Suite 300
Denver, CO 80202-3531
NFS LLC FEBO	1,740.27	6.41%	Record
Pinnacle CM Company, LLC 401(k)
Brian M. Stoler, U/A 01/01/98
26 Main Street, Suite 200
Chatham, NJ 07928-2425
Counsel Trust FBO	1,396.13	5.14%	Record
Unifab, Inc. 401(k)/Profit Sharing Plan
336 4th Avenue, Suite 5
The Times Building
Pittsburgh, PA 15222-2004

	Amount of	Percent of	Nature of
Name and Address of Shareholder	Shares	Share Class	Ownership

EXCELSIOR TAX-EXEMPT FUNDS, INC.
California Short-Intermediate Term Tax-Exempt
Income Fund — Shares
Atwell & Co.	5.017,755.36	63.79%	Record
FBO 050
P.O. Box 456
Wall Street Station
New York, NY 10005
Atwell & Co.	933,861.35	11.87%	Record
FBO 052
P.O. Box 2044
Peck Slip Station
New York, NY 10038
Charles Schwab & Co Inc	782,614.62	9.95%	Record
Special Custody A/C For
Benefit of Customers
Attn Mutual Funds
101 Montgomery St
San Francisco CA 94104-4151
Atwell & Co.	639,988.84	8.14%	Record
FBO 051
P.O. Box 2044
Peck Slip Station
New York, NY 10038
Intermediate-Term Tax-Exempt Fund — Shares
Atwell & Co.	35,140,416.76	85.65%	Record
FBO 050
P.O. Box 456
Wall Street Station
New York, NY 10005
Atwell & Co.	2,111,609.36	5.15%	Record
FBO 051
P.O. Box 2044
Peck Slip Station
New York, NY 10038
Long-Term Tax-Exempt Fund — Shares
Atwell & Co.	4,707,201.50	73.68%	Record
FBO 050
P.O. Box 456
Wall Street Station
New York, NY 10005
Charles Schwab & Co Inc	326,218.63	5.11%	Record
Special Custody A/C For
Benefit of Customers
Attn Mutual Funds
101 Montgomery St
San Francisco CA 94104-4151

	Amount of	Percent of	Nature of
Name and Address of Shareholder	Shares	Share Class	Ownership

New York Tax-Exempt Money Fund — Shares
U.S. Trust Technology & Support Services, Inc.	430,058,341.00	88.52%	Record
Attn Trade Support
499 Washington Blvd., 7th Floor
Jersey City, NJ 07310-1995
Short-Term Tax-Exempt Securities Fund — Shares
Atwell & Co.	12,834,394.30	84.50%	Record
FBO 050
P.O. Box 456
Wall Street Station
New York, NY 10005
Atwell & Co.	963,175.95	6.34%	Record
FBO 052
P.O. Box 2044
Peck Slip Station
New York, NY 10038
Tax-Exempt Money Fund — Shares
U.S. Trust Technology & Support Services, Inc.	2,037,900,083.00	95.95%	Record
Attn Trade Support
499 Washington Blvd., 7th Floor
Jersey City, NJ 07310-1995
EXCELSIOR FUNDS TRUST
Equity Income Fund — Shares
Atwell & Co.	18,355,134.00	74.71%	Record
FBO 050
P.O. Box 456
Wall Street Station
New York, NY 10005
Atwell & Co.	2,836,724.08	11.55%	Record
FBO 052
P.O. Box 2044
Peck Slip Station
New York, NY 10038
Atwell & Co.	1,823,779.07	7.42%	Record
FBO 051
P.O. Box 2044
Peck Slip Station
New York, NY 10038
Equity Income Fund — Retirement Shares
Excelsior Funds Seed Account	120.46	100.00%	Record
C/o Charles Schwab
Attn Michael Loudermilk
101 Montgomery Street
San Francisco, CA 94101

	Amount of	Percent of	Nature of
Name and Address of Shareholder	Shares	Share Class	Ownership

Equity Opportunities Fund — Shares
Atwell & Co.	10,574,468.70	63.40%	Record
FBO 050
P.O. Box 456
Wall Street Station
New York, NY 10005
Atwell & Co.	2,590,540.08	15.53%	Record
FBO 051
P.O. Box 2044
Peck Slip Station
New York, NY 10038
Atwell & Co.	2,030,892.64	12.18%	Record
FBO 052
P.O. Box 2044
Peck Slip Station
New York, NY 10038
Charles Schwab & Co Inc	1,071,855.03	6.43%	Record
Special Custody A/C For Benefit of Customers
Attn Mutual Funds
101 Montgomery St
San Francisco CA 94104-4151
Equity Opportunities Fund — Institutional
Atwell & Co.	3,179,701.66	72.26%	Record
FBO 050
P.O. Box 456
Wall Street Station
New York, NY 10005
Atwell & Co.	523,174.27	11.89%	Record
FBO 052
P.O. Box 2044
Peck Slip Station
New York, NY 10038
Atwell & Co.	390,145.55	8.87%	Record
FBO 051
P.O. Box 2044
Peck Slip Station
New York, NY 10038
High Yield Fund — Shares
Atwell & Co.	17,914,882.70	81.40%	Record
FBO 050
P.O. Box 456
Wall Street Station
New York, NY 10005
Charles Schwab & Co Inc	1,511,661.55	6.87%	Record
Special Custody A/C For Benefit of Customers
Attn Mutual Funds
101 Montgomery St
San Francisco CA 94104-4122

	Amount of	Percent of	Nature of
Name and Address of Shareholder	Shares	Share Class	Ownership

High Yield Fund — Institutional
Atwell & Co.	748,214.82	62.89%	Record
FBO 050
P.O. Box 456
Wall Street Station
New York, NY 10005
Charles Schwab & Co Inc	204,170.34	17.16%	Record
Special Custody A/C For Benefit of Customers
Attn Mutual Funds
101 Montgomery St
San Francisco CA 94104-4151
Atwell & Co.	153,810.67	12.93%	Record
FBO 052
P.O. Box 2044
Peck Slip Station
New York, NY 10038
Atwell & Co.	82,511.48	6.94%	Record
FBO 051
P.O. Box 2044
Peck Slip Station
New York, NY 10038
International Equity Fund — Institutional
Atwell & Co.	3,829,716.56	62.92%	Record
FBO 050
P.O. Box 456
Wall Street Station
New York, NY 10005
Atwell & Co.	767,753.92	12.61%	Record
FBO 051
P.O. Box 2044
Peck Slip Station
New York, NY 10038
Atwell & Co.	634,212.93	10.42%	Record
FBO 052
P.O. Box 2044
Peck Slip Station
New York, NY 10038

	Amount of	Percent of	Nature of
Name and Address of Shareholder	Shares	Share Class	Ownership

Mid Cap Value and Restructuring Fund — Shares
Atwell & Co.	6,775,657.99	53.81%	Record
FBO 050
P.O. Box 456
Wall Street Station
New York, NY 10005
Charles Schwab & Co Inc	2,180,715.55	17.32%	Record
Special Custody A/C For Benefit of Customers
Attn Mutual Funds
101 Montgomery St
San Francisco CA 94104-4151
Atwell & Co.	827,796.22	6.57%	Record
FBO 052
P.O. Box 2044
Peck Slip Station
New York, NY 10038
Mid Cap Value and Restructuring — Institutional
Atwell & Co.	1,118,384.38	76.63%	Record
FBO 050
P.O. Box 456
Wall Street Station
New York, NY 10005
Mid Cap Value and Restructuring — Retirement
Banco Popular De Puerto Rico	403.42	86.42%	Record
Miramar Real Estate Management
209 Ponce De Leon Avenue
Popular Center #400
Hato Rey Pr 00917-1818
Excelsior Funds Seed Account	57.67	12.35%	Record
C/o Charles Schwab
Attn Michael Loudermilk
101 Montgomery Street
San Francisco, CA 94101

Quorum.  In order to act upon a Proposal, a quorum is required to be present at the Meeting. Any lesser number of shares, however, is sufficient for adjournments. With respect to Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. a quorum is constituted by the presence, in person or by proxy, of the holders of more than 50% of the outstanding shares of such Company entitled to vote. With respect to Excelsior Funds Trust, a quorum is constituted by the presence, in person or by proxy, of the holders of more than one-third of the outstanding shares of the Company entitled to vote.

Abstentions and “broker non-votes” (i.e., proxies received from brokers indicating that they have not received instructions from the beneficial owner or other person entitled to vote shares) will be counted for purposes of determining whether a quorum is present at the Meeting. Abstentions and “broker non-votes” will have the same effect as a vote “against” the Proposal. Pursuant to certain rules promulgated by the New York Stock Exchange, Inc. that govern the voting by such broker-dealers, a broker-dealer holding shares of record for a beneficial owner may not exercise discretionary voting power with respect to certain non-routine matters (including the approval of new investment advisory agreements). It is anticipated that such broker-dealers will not have discretionary authority to vote on the Proposal. The absence of instructions from the beneficial owner will result in a “broker non-vote” with respect to the Proposal.

Adjournment.   If quorum is not present at the Meeting, or if a quorum is present but sufficient votes in favor of the Proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a period or periods to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question, in person or by proxy, at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of adjournments those proxies that they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal. U.S. Trust and its affiliates will bear the costs of any additional solicitation and any adjourned sessions.

Communications with the Board.  Shareholders wishing to submit written communications to the Board should send their communications to the Secretary of the Companies at their principal office. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.

Shareholder Proposals.  The Companies do not intend to hold meetings of shareholders except to the extent that such meetings are required under the 1940 Act or state law. Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Companies at their principal office within a reasonable time before such meeting.

Reports to Shareholders.  Each Company will furnish, without charge, copies of such Company’s most recent semi-annual and annual reports to shareholders to any shareholder upon request. Each Company’s semi-annual and annual reports to shareholders may be obtained from such Company by writing to that Company at Excelsior Funds, P.O. Box 8529, Boston, MA 02266-8529, by calling (800) 446-1012, or by the Internet: http://www.excelsiorfunds.com.

Other Matters.  The Directors know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Delivery to Shareholders Sharing an Address.  Multiple shareholders sharing an address may receive one Proxy Statement unless the Funds have received contrary instructions from one or more of such shareholders. Upon written or oral request, the Funds will deliver a separate copy of this Proxy Statement to a shareholder at a shared address to which a single copy of this Proxy Statement was previously delivered. Shareholders sharing an address may request a separate copy of this Proxy Statement or any future annual report or proxy statement or, if you are currently receiving multiple copies of such documents, request delivery of a single copy of annual reports or proxy statements by writing to the Funds at Excelsior Funds, P.O. Box 8529, Boston, MA 02266-8529 or by calling (800) 446-1012.

SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND DATE THE
ENCLOSED PROXY CARD(S) AND RETURN IT PROMPTLY. SHAREHOLDERS
ARE ENCOURAGED TO VOTE THEIR SHARES BY TELEPHONE
OR THROUGH THE INTERNET.

APPENDICES

APPENDIX A

As of January 8, 2007, the outstanding shares for each Fund of each Company were as follows:

		Institutional	Retirement
Excelsior Funds, Inc.	Shares Class	Shares Class	Shares Class

Blended Equity Fund	11,869,132.703	—	—
Core Bond Fund	33,660,463.332	25,947,862.63	118.08
Emerging Markets Fund	77,788,914.51	2,909,946.94	—
Energy and Natural Resources Fund	21,366,281.86	—	—
Government Money Fund	273,875,376.62	—	—
Intermediate-Term Bond Fund	64,994,652.68	—	—
International Fund	32,025,078.08	—	—
Large Cap Growth Fund	64,732,069.11	1,496,124.67	122.10
Money Fund	663,714,026.73	487,074,119.52	—
Pacific/Asia Fund	19,508,708.05	—	—
Real Estate Fund	13,017,117.12	—	—
Short-Term Government Securities Fund	36,972,466.79	—	—
Small Cap Fund	35,476,663.62	—	34,677.19
Treasury Money Fund	246,314,286.94	—	—
Value and Restructuring Fund	141,652,022.52	6,688,617.57	27,170.30

Excelsior Tax-Exempt Funds, Inc.	Shares Class

California Short-Intermediate Term Tax-Exempt Income Fund	7,866,011.41
Intermediate-Term Tax-Exempt Fund	41,025,779.86
Long-Term Tax-Exempt Fund	6,388,449.23
New York Intermediate-Term Tax-Exempt Fund	15,970,171.85
New York Tax-Exempt Money Fund	485,855,960.73
Short-Term Tax-Exempt Securities Fund	15,188,575.22
Tax-Exempt Money Fund	2,124,018,474.39

		Institutional	Retirement
Excelsior Funds Trust	Shares Class	Shares Class	Shares Class

Equity Income Fund	24,568,345.27	—	120.46
Equity Opportunities Fund	16,680,008.04	4,400,663.15	—
High Yield Fund	22,008,220.08	1,189,637.69	—
International Equity Fund	—	6,086,220.99	—
Mid Cap Value and Restructuring Fund	12,591,753.63	1,459,420.43	466.82

A-1

APPENDIX B

As of January 8, 2007, the outstanding shares for each Fund of each Company that the Advisers and U.S. Trust were believed to possess voting power were as follows:

		Institutional	Retirement
Excelsior Funds, Inc.	Shares Class	Shares Class	Shares Class

Blended Equity Fund	2,787,695.37	—	—
Core Bond Fund	12,393,493.20	18,320,643.26	118.08
Emerging Markets Fund	18,018,226.02	2,196,397.07	—
Energy and Natural Resources Fund	2,649,383.93	—	—
Government Money Fund	31,073,597.00	—	—
Intermediate-Term Bond Fund	37,519,630.94	—	—
International Fund	17,894,913.61	—	—
Large Cap Growth Fund	36,127,025.88	979,755.42	122.10
Money Fund	195,194,758.00	132,273,213.00	—
Pacific/Asia Fund	10,654,578.26	—	—
Real Estate Fund	4,028,044.53	—	—
Short-Term Government Securities Fund	16,069,822.78	—	—
Small Cap Fund	16,541,221.16	—	—
Treasury Money Fund	30,714,144.00	—	—
Value and Restructuring Fund	11,772,383.59	566,680.63	—

Excelsior Tax-Exempt Funds, Inc.	Shares Class

California Short-Intermediate Term Tax-Exempt Income Fund	4,813,341.32
Intermediate-Term Tax-Exempt Fund	19,853,170.18
Long-Term Tax-Exempt Fund	2,342,493.81
New York Intermediate-Term Tax-Exempt Fund	5,367,182.76
New York Tax-Exempt Money Fund	196,396,550.00
Short-Term Tax-Exempt Securities Fund	6,378,424.67
Tax-Exempt Money Fund	1,099,676,038.00

		Institutional	Retirement
Excelsior Funds Trust	Shares Class	Shares Class	Shares Class

Equity Income Fund	12,117,172.08	—	120.46
Equity Opportunities Fund	11,781,647.14	2,629,882.62	—
High Yield Fund	11,934,269.82	781,028.48	—
International Equity Fund	—	4,436,764.61	—
Mid Cap Value and Restructuring Fund	4,636,299.51	934,659.54	57.67

B-1

APPENDIX C

FORM OF INVESTMENT ADVISORY AGREEMENT

AGREEMENT made as of          , 2007 by and among EXCELSIOR FUNDS, INC., a Maryland corporation (herein called the “Company”), UST Advisers, Inc., a Delaware Corporation, (“USTA”), United States Trust Company, National Association, a national bank organized under the laws of the United States (“USTNA”), on behalf of its Asset Management Division, U.S. Trust New York Asset Management Division (“NYAMD”) (together, USTA and USTNA are referred to as the “Investment Adviser”).

WHEREAS, the Company is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940 (the “1940 Act”);

WHEREAS, the Company desires to retain the Investment Adviser to render investment advisory and other services to the Company with respect to the Funds of the Company listed on Exhibit A hereto (the “Funds”), and the Investment Adviser is willing to so render such services;

NOW, THEREFORE, this Agreement

WITNESSETH:

In consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. Appointment.  The Company hereby appoints the Investment Adviser to act as investment adviser to the Company for the Funds for the period and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided. The Investment Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as investment adviser to the Company under applicable law provided (i) that all persons, when providing services hereunder, are functioning as part of an organized group of persons, (ii) the use of an affiliate’s employees does not result in a change of actual control or management of the Investment Adviser under the 1940 Act; and (iii) the use of an affiliate’s employees has been approved by the Board of Directors of the Company.

2. Delivery of Documents.  The Company has furnished the Investment Adviser with copies properly certified or authenticated of each of the following:

(a) Articles of Incorporation of the Company;

(b) By-Laws of the Company;

(c) Resolutions of the Board of Directors of the Company authorizing the appointment of the Investment Adviser and the execution and delivery of this Agreement;

(d) Registration Statement under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, on Form N-1A (No. 2-92665) relating to shares (“Shares”) of the Funds covered by this Agreement, and all amendments thereto:

(e) Notification of Registration of the Company under the Investment Company Act of 1940, as amended, on Form N-8A as filed with the Securities and Exchange Commission on August 8, 1984, and all amendments thereto; and

(f) Prospectuses of the Company relating to the Shares in effect under the Securities Act of 1933 (such prospectuses and supplements thereto, as presently in effect and as from time to time amended and supplemented, herein called the “Prospectus”).

The Company will furnish the Investment Adviser from time to time with copies of all amendments of or supplements to the foregoing, if any.

3. Management.  Subject to the supervision of the Board of Directors of the Company, the Investment Adviser will provide a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Funds. The Investment Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Company for the Funds. The Investment Adviser will provide the services rendered by it hereunder in accordance with the Funds’ respective investment objectives and policies as stated in the Prospectus. The Investment Adviser further agrees that it:

(a) will conform with all applicable Rules and Regulations of the Securities and Exchange Commission (herein called the “Rules”), and will in addition conduct its activities under this Agreement in accordance with applicable law, including but not limited to applicable banking law;

(b) will not make loans for the purpose of purchasing or carrying Shares, or make loans to the Company;

(c) will place orders pursuant to its investment determinations for the Funds either directly with the issuer or with any broker or dealer selected by it. In placing orders with brokers and dealers, the Investment Adviser will use its reasonable best efforts to obtain the best net price and the most favorable execution of its orders, after taking into account all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Consistent with this obligation, the Investment Adviser may, to the extent permitted by law, purchase and sell portfolio securities to and from brokers and dealers who provide brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of any Fund and/or other accounts over which the Investment Adviser or any of its affiliates exercises investment discretion. Subject to the review of the Company’s Board of Directors from time to time with respect to the extent and continuation of the policy, the Investment Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for effecting a securities transaction for any Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Investment Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Investment Adviser with respect to the accounts as to which it exercises investment discretion. In no instance will portfolio securities be purchased from or sold to the Funds’ principal underwriter, the Investment Adviser or any affiliated person thereof except as permitted by the Securities and Exchange Commission;

(d) will maintain books and records with respect to the Funds’ securities transactions and will render to the Company’s Board of Directors such periodic and special reports as the Board may request;

(e) will maintain a policy and practice of conducting its Asset Management Group independently of its Banking Group. When the Investment Adviser makes investment recommendations for the Funds, its Asset Management Group personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Funds’ account are customers of the Banking Group. In dealing with commercial customers, the Banking Group will not inquire or take into consideration whether securities of those customers are held by the Funds;

(f) will treat confidentially and as proprietary information of the Company all records and other information relative to the Funds and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company. Nothing contained herein, however, shall prohibit the Investment Adviser from advertising or soliciting the public generally with respect to other products or services, regardless of whether such advertisement or solicitation may include prior, present or potential shareholders of the Company.

4. Services Not Exclusive.  The investment management services rendered by the Investment Adviser hereunder are not to be deemed exclusive, and the Investment Adviser shall be free to render similar services to others so long as its services under this Agreement are not impaired thereby.

5. Books and Records.  In compliance with the requirements of Rule 31a-3 of the Rules under the Investment Company Act of 1940, the Investment Adviser hereby agrees that all records which it maintains for the Funds are the property of the Company and further agrees to surrender promptly to the Company any of such records upon the Company’s request. The Investment Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 the records required to be maintained by Rule 31a-1 of the Rules.

6. Expenses.  During the term of this Agreement, the Investment Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Funds. In addition, if the expenses borne by any Fund in any fiscal year exceed the applicable expense limitations imposed by the securities regulations of any state in which the Shares are registered or qualified for sale to the public, the Investment Adviser shall reimburse such Fund for a portion of any such excess in an amount equal to the proportion that the fees otherwise payable to the Investment Adviser bear to the total amount of investment advisory and administration fees otherwise payable by the Fund up to the amount of the fees payable to the Investment Adviser during such fiscal year pursuant to paragraph 7 hereof; provided, however, that notwithstanding the foregoing, the Investment Adviser shall reimburse the Fund for a portion of such excess expenses in an amount equal to the proportion that the fees otherwise payable to the Investment Adviser bear to the total amount of investment advisory and administration fees otherwise payable by the Fund regardless of the amount of fees paid to the Investment Adviser during such fiscal year to the extent that the securities regulations of any state in which the Shares are registered or qualified for sale so require.

7. Compensation.  For the services provided and the expenses assumed pursuant to this Agreement, the Company will pay the Investment Adviser and the Investment Adviser will accept as full compensation therefor a fee, computed daily and payable monthly, from the Funds at an annual rate equal to that specified in Exhibit A to this Agreement of the Funds’ average daily net assets.

8. Limitation of Liability of the Investment Adviser.  The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the matters to which this Agreement relates, except the Investment Adviser shall be jointly, but not severally, liable for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

9. Duration and Termination.  This Agreement shall be effective as of the date hereof and unless sooner terminated as provided herein, shall continue until October 31, 2007. Thereafter, if not terminated, this Agreement shall continue in effect as to a particular Fund for successive periods of 12 months each, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Directors of the Company who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Company or, with respect to any Fund, by vote of a majority of the outstanding voting securities of such Fund; provided, however, that this Agreement may be terminated by the Company as to any Fund at any time, without the payment of any penalty, by the Board of Directors of the Company or, with respect to any Fund, by vote of a majority of the outstanding voting securities of such Fund on 60 days’ written notice to the Investment Adviser, or by the Investment Adviser as to any Fund at any time, without payment of any penalty, on 90 days’ written notice to the Company. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested person” and “assignment” shall have the same meanings as such terms have in the Investment Company Act of 1940.) An affiliate of the Investment Adviser may assume the Investment Adviser’s obligations under this Agreement provided that (i) the affiliate is qualified to act as an investment adviser to the Company under applicable law; (ii) the assumption will not result in a change of actual control or management of the Investment Adviser; and (iii) the assumption of the Investment Adviser’s obligations by the affiliate is approved by the Board of Directors of the Company.

10. Amendment of this Agreement.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective with respect to a Fund until approved by vote of a majority of such Fund’s outstanding voting securities, if such vote is required by the 1940 Act, or by the vote of a majority of the Board of Directors of the Company who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment.

11. Miscellaneous.  The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by New York law.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

EXCELSIOR FUNDS, INC.
Attest:

By: _ _
Secretary	President

UST ADVISERS, INC.
Attest:

By: _ _

Attest:	UNITED STATES TRUST COMPANY, NATIONAL ASSOCIATION

By: _ _

EXHIBIT A TO INVESTMENT ADVISORY AGREEMENT

SCHEDULE OF SERIES AND FEES UNDER INVESTMENT ADVISORY AGREEMENT

		Annual Fee (as a percentage of the
Series Names	Adviser	average daily net assets of the Series)

Blended Equity Fund	NYAMD	0.75%
Core Bond Fund	NYAMD	0.65%
Large Cap Growth Fund	NYAMD	0.75%
Energy and Natural Resources Fund	NYAMD	0.60%
Government Money Fund	USTA	0.25%
Intermediate-Term Bond Fund	NYAMD	0.35%
Money Fund	USTA	0.25%
Short-Term Government Securities Fund	NYAMD	0.30%
Small Cap Fund	USTA	0.75%
Real Estate Fund	NYAMD	1.00%
Treasury Money Fund	USTA	0.30%
Value and Restructuring Fund	USTA	0.60%

APPENDIX D

FORM OF INVESTMENT ADVISORY AGREEMENT

AGREEMENT made as of          , 2007 by and among EXCELSIOR FUNDS, INC., a Maryland corporation (herein called the “Company”), UST Advisers, Inc., a Delaware Corporation, (“USTA”), United States Trust Company, National Association, a national bank organized under the laws of the United States (“USTNA”), on behalf of its Asset Management Division, U.S. Trust New York Asset Management Division (“NYAMD”) (together, USTA and USTNA are referred to as the “Investment Adviser”).

WHEREAS, the Company is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940 (the “1940 Act”);

WHEREAS, the Company desires to retain the Investment Adviser to render investment advisory and other services to the Company with respect to the Funds of the Company listed on Exhibit A hereto (the “Funds”), and the Investment Adviser is willing to so render such services;

NOW, THEREFORE, this Agreement

WITNESSETH:

In consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. Appointment.  The Company hereby appoints the Investment Adviser to act as investment adviser to the Company for the Funds for the period and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided. The Investment Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as investment adviser to the Company under applicable law provided (i) that all persons, when providing services hereunder, are functioning as part of an organized group of persons, (ii) the use of an affiliate’s employees does not result in a change of actual control or management of the Investment Adviser under the 1940 Act; and (iii) the use of an affiliate’s employees has been approved by the Board of Directors of the Company.

2. Sub-Adviser.  It is understood that the Investment Adviser may from time to time employ or associate with itself such person or persons as the Investment Adviser believes to be fitted to assist it in the performance of this Agreement; provided, however, that the compensation of such person or persons shall be paid by the Investment Adviser and that the Investment Adviser shall be as fully responsible to the Company for the acts and omissions of any such person as it is for its own acts and omissions. Without limiting the generality of the foregoing, it is agreed that the sub-advisory services to the Funds shall be provided by person or persons agreeable to the Investment Adviser and approved in accordance with the provisions of the Investment Company Act of 1940. Such sub-adviser is hereinafter referred to as the “Sub-Adviser.”

3. Delivery of Documents.  The Company has furnished or will furnish, as the case may be, the Investment Adviser with copies properly certified or authenticated of each of the following:

(a) Articles of Incorporation of the Company;

(b) By-Laws of the Company;

(c) Resolutions of the Board of Directors of the Company authorizing the appointment of the Investment Adviser as investment adviser for the Funds and the execution and delivery of this Agreement;

(d) Resolutions of the Board of Directors of the Company authorizing the appointment of the Sub-Adviser for the Funds and the execution and delivery of the Sub-Advisory Agreement between the Investment Adviser and the Sub-Adviser relating to the Fund;

(e) Registration Statement under the Securities Act of 1933, as amended, and the 1940 Act on Form N-1A (No. 2-92665) relating to shares of the Company’s Class F Common Stock, $.001 par value, representing interests in the International Fund; Class Q Common Stock, $.001 par value, representing interests in the Pacific/Asia Fund; Class R Common Stock; and Class W Common Stock, $.001 par value, representing interests in the Emerging Markets Fund and all amendments thereto;

(f) Notification of Registration of the Company under the 1940 Act on Form N-8A, as filed with the Securities and Exchange Commission on August 8, 1984, and all amendments thereto; and

(g) Prospectuses and statements of additional information of the Company relating to the Company’s shares in effect under the Securities Act of 1933 (such prospectuses, statements of additional information and supplements thereto, as presently in effect and as from time to time amended and supplemented, herein called the “Prospectus”).

The Company will furnish the Investment Adviser from time to time with copies of all amendments of or supplements to the foregoing, if any.

4. Management.  Subject to the supervision of the Board of Directors of the Company, the Investment Adviser will provide continuous investment advisory assistance and portfolio management advice for the Funds in accordance with the Funds’ respective investment objective and policies as stated in the Prospectus.

Investment Adviser’s responsibilities include:

(i) Advising the Sub-Adviser with respect to U.S. economic factors and trends;

(ii) Assisting and consulting with the Sub-Adviser in connection with the Funds’ continuous investment program;

(iii) Approving lists of foreign countries recommended by the Sub-Adviser for investments of the Funds;

(iv) Placing orders with respect to purchases and sales of the securities of U.S. issuers as described in the Prospectus;

(v) Managing, in cooperation with the Sub-Adviser, the Funds’ short-term cash balance positions denominated in U.S. dollars to preserve required liquidity of the Funds’ assets including placing of orders for U.S. money market instruments;

(vi) Monitoring the Sub-Adviser’s investment procedures; and

(vii) Periodically reviewing, evaluating and reporting to the Company’s Board of Directors with respect to the performance of the Sub-Adviser under the Sub-Advisory Agreement.

The Investment Adviser further agrees that it:

(a) will conform with all applicable Rules and Regulations of the Securities and Exchange Commission (herein called the “Rules”), and will in addition conduct its activities under this Agreement in accordance with applicable law, including but not limited to applicable banking law;

(b) will not make loans for the purpose of purchasing or carrying Fund shares, or make loans to the Company;

(c) will place orders, if any, pursuant to its investment determinations for the Funds either directly with the issuer or with any broker or dealer selected by it. In placing orders with brokers and dealers, the Investment Adviser will use its reasonable best efforts to obtain the best net price and the most favorable execution of its orders, after taking into account all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Consistent with this obligation, the Investment Adviser may, to the extent permitted by law, purchase and sell portfolio securities to and from brokers and dealers who provide brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of any Fund and/or other accounts over which the Investment Adviser or any of its affiliates exercises investment discretion. Subject to the review of the Company’s Board of Directors from time to time with respect to the extent and continuation of the policy, the Investment Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for effecting a securities transaction for any Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Investment Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Investment Adviser with respect to the accounts as to which it exercises investment discretion. In no instance will portfolio securities be purchased from or sold to the Funds’ principal underwriter, the Investment Adviser, Sub-Adviser, or any affiliated person thereof except as permitted by the Securities and Exchange Commission;

(d) will maintain books and records with respect to the Funds’ securities transactions and will render to the Company’s Board of Directors such periodic and special reports as the Board may request;

(e) will maintain a policy and practice of conducting its Asset Management Group independently of its Banking Group. When the Investment Adviser makes investment recommendations for the Funds, its Asset Management Group personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Funds’ account are customers of the Banking Group. In dealing with commercial customers, the Banking Group will not inquire or take into consideration whether securities of those customers are held by the Funds;

(f) will treat confidentially and as proprietary information of the Company all records and other information relative to the Funds and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company. Nothing contained herein, however, shall prohibit the Investment Adviser from advertising or soliciting the public generally with respect to other products or services, regardless of whether such advertisement or solicitation may include prior, present or potential shareholders of the Company.

5. Services Not Exclusive.  The investment management services rendered by the Investment Adviser hereunder are not to be deemed exclusive, and the Investment Adviser shall be free to render similar services to others so long as its services under this Agreement are not impaired thereby.

6. Books and Records.  In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Investment Adviser hereby agrees that all records which it maintains for the Funds are the property of the Company and further agrees to surrender promptly to the Company any of such records upon the Company’s request. The Investment Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 the records required to be maintained by Rule 31a-1 under the 1940 Act.

7. Expenses.  During the term of this Agreement, the Investment Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities, and other investments (including brokerage commissions and other transaction charges, if any) purchased or sold for the Funds. In addition, if the expenses borne by any Fund in any fiscal year exceed the applicable expense limitations imposed by the securities regulations of any state in which its shares are registered or qualified for sale to the public, the Investment Adviser shall reimburse such Fund for a portion of any such excess in an amount equal to the proportion that the fees otherwise payable to the Investment Adviser bear to the total amount of investment advisory and administration fees otherwise payable by the Fund up to the amount of the fees payable to the Investment Adviser during such fiscal year pursuant to paragraph 8 hereof; provided, however, that notwithstanding the foregoing, the Investment Adviser shall reimburse the Fund for a portion of such excess expenses in an amount equal to the proportion that the fees otherwise payable to the Investment Adviser bear to the total amount of investment advisory and administration fees otherwise payable by the Fund regardless of the amount of fees paid to the Investment Adviser during such fiscal year to the extent that the securities regulations of any state in which the shares are registered or qualified for sale so require.

8. Compensation.  For the services provided and the expenses assumed pursuant to this Agreement, the Company will pay the Investment Adviser and the Investment Adviser will accept as full compensation therefor a fee, computed daily and payable monthly, from the Funds at an annual rate equal to that specified in Exhibit A to this Agreement of the Funds’ average daily net assets.

9. Limitation of Liability of the Investment Adviser.  Subject to the provisions of Paragraph 2 above, concerning the Investment Adviser’s responsibility for the acts and omissions of person’s employed by or associated with the Investment Adviser, the Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the matters to which this Agreement relates, except the Investment Adviser shall be jointly, but not severally, liable for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

10. Duration and Termination.  This Agreement shall be effective as of the date hereof and unless sooner terminated as provided herein, shall continue until October 31, 2007. Thereafter, if not terminated, this Agreement shall continue in effect as to a particular Fund for successive periods of 12 months each, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Directors of the Company who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Company or by vote of a majority of the outstanding voting securities of such Fund; provided, however, that this Agreement may be terminated by the Company as to any Fund at any time, without the payment of any penalty, by the Board of Directors of the Company or, with respect to any Fund, by vote of a majority of the outstanding voting securities of such Fund on 60 days’ written notice to the Investment Adviser, or by the Investment Adviser as to any Fund at any time, without payment of any penalty, on 90 days’ written notice to the Company. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested person” and “assignment” shall have the same meanings as such terms have in the 1940 Act.) An affiliate of the Investment Adviser may assume the Investment Adviser’s obligations under this Agreement provided that (i) the affiliate is qualified to act as an investment adviser to the Company under applicable law; (ii) the assumption will not result in a change of actual control or management of the Investment Adviser; and (iii) the assumption of the Investment Adviser’s obligations by the affiliate is approved by the Board of Directors of the Company.

11. Amendment of this Agreement.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective with respect to a Fund until approved by vote of a majority of such Fund’s outstanding voting securities, if such vote is required by the 1940 Act, or by the vote of a majority of the Board of Directors of the Company who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment.

12. Miscellaneous.  The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by New York law.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

EXCELSIOR FUNDS, INC.
Attest:

By: _ _
Secretary	President

UST ADVISERS, INC.
Attest:

By: _ _

Attest:	UNITED STATES TRUST COMPANY, NATIONAL ASSOCIATION

By: _ _

EXHIBIT A TO INVESTMENT ADVISORY AGREEMENT

SCHEDULE OF SERIES AND FEES UNDER INVESTMENT ADVISORY AGREEMENT

		Annual Fee (as a percentage of the
Series Names	Adviser	average daily net assets of the Series)

International Fund	NYAMD	1.00%
Pacific/Asia Fund	NYAMD	1.00%
Emerging Markets Fund	USTA	1.25%

APPENDIX E

FORM OF INVESTMENT ADVISORY AGREEMENT

AGREEMENT made as of          , 2007 by and among EXCELSIOR TAX-EXEMPT FUNDS, INC., a Maryland corporation (herein called the “Company”), UST Advisers, Inc., a Delaware Corporation, (“USTA”), United States Trust Company, National Association, a national bank organized under the laws of the United States (“USTNA”), on behalf of its Asset Management Division, U.S. Trust New York Asset Management Division (“NYAMD”) (together, USTA and USTNA are referred to as the “Investment Adviser”).

WHEREAS, the Company is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940 (the “1940 Act”);

WHEREAS, the Company desires to retain the Investment Adviser to render investment advisory and other services to the Company with respect to the Funds of the Company listed on Exhibit A hereto (the “Funds”), and the Investment Adviser is willing to so render such services;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. Appointment.

(a) The Company hereby appoints the Investment Adviser to act as investment adviser to the Company for the Funds for the period and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided. The Investment Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as investment adviser to the Company under applicable law provided (i) that all persons, when providing services hereunder, are functioning as part of an organized group of persons, (ii) the use of an affiliate’s employees does not result in a change of actual control or management of the Investment Adviser under the 1940 Act; and (iii) the use of an affiliate’s employees has been approved by the Board of Directors of the Company.

(b) In the event that the Company establishes one or more additional portfolios with respect to which it desires to retain the Investment Adviser to act as investment adviser hereunder, it shall notify the Investment Adviser in writing. If the Investment Adviser is willing to render such services under this Agreement it shall notify the Company in writing whereupon such portfolio shall become a Fund hereunder and shall be subject to the provisions of this Agreement to the same extent as the Funds except to the extent that said Provisions (including those relating to the compensation payable by the Funds to the Investment Adviser) are modified with respect to such Fund in writing by the Company and the Investment Adviser at the time.

2. Delivery of Documents.  The Company has furnished the Investment Adviser with copies properly certified or authenticated of each of the following:

(a) Articles of Incorporation of the Company and any amendments thereto;

(b) By-Laws of the Company and any amendments thereto;

(c) Resolutions of the Board of Directors of the Company authorizing the appointment of the Investment Adviser and the execution and delivery of this Agreement;

(d) Registration Statement under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, on Form N-1A (No. 2-93068) relating to shares of the Company’s Class A Common Shares, $.001 par value, representing interests in the Tax-Exempt Money Fund; Class B Common Shares, $.001 par value, representing interests in the Intermediate-Term Tax-Exempt Fund; Class C Common Shares, $.001 par value, representing interests in the Long- Term Tax-Exempt Fund; Class D Common Shares, $.001 par value, representing interests in the New York Intermediate-Term Tax-Exempt Fund; Class E Common Shares, $.001 par value, representing interests in the California Tax-Exempt Income Fund; Class F Common Shares, $.001 par value, representing interests in the Short-Term Tax-Exempt Securities Fund and

Class G Common Shares, $.001 par value, representing interests in the New York Tax-Exempt Money Fund (“Shares”), and all amendments thereto;

(e) Notification of Registration of the Company under the Investment Company Act of 1940, as amended, on Form N-8A as filed with the Securities and Exchange Commission on August 31, 1984, and all amendments thereto; and

(f) The most recent prospectuses of the Company relating to the Funds (such prospectuses and supplements thereto, as presently in effect and as from time to time amended and supplemented, herein called the “Prospectuses”).

The Company will furnish the Investment Adviser from time to time with copies of all amendments of or supplements to the foregoing, if any.

3. Management.  Subject to the supervision of the Board of Directors of the Company, the Investment Adviser will provide a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Funds. The Investment Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Company for the Funds. The Investment Adviser will provide the services rendered by it hereunder in accordance with the Funds’ respective investment objectives and policies as stated in the Prospectuses. The Investment Adviser further agrees that it:

(a) will conform with all applicable Rules and Regulations of the Securities and Exchange Commission (herein called the “Rules”), and will in addition conduct its activities under this Agreement in accordance with applicable law, including but not limited to applicable banking law;

(b) will not make loans for the purpose of purchasing or carrying Shares, or make loans to the Company;

(c) will place orders pursuant to its investment determinations for the Funds either directly with the issuer or with any broker or dealer selected by it. In placing orders with brokers and dealers, the Investment Adviser will use its reasonable best efforts to obtain the best net price and the most favorable execution of its orders, after taking into account all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Consistent with this obligation, the Investment Adviser may, to the extent permitted by law, purchase and sell portfolio securities to and from brokers and dealers who provide brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of any Fund and/or other accounts over which the Investment Adviser or any of its affiliates exercises investment discretion. Subject to the review of the Company’s Board of Directors from time to time with respect to the extent and continuation of the policy, the Investment Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for effecting a securities transaction for any Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Investment Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Investment Adviser with respect to the accounts as to which it exercises investment discretion. In no instance will portfolio securities be purchased from or sold to the Funds’ principal underwriter, the Investment Adviser or any affiliated person thereof except as permitted by the Securities and Exchange Commission;

(d) will maintain books and records with respect to the Funds’ securities transactions and will render to the Company’s Board of Directors such periodic and special reports as the Board may request;

(e) will maintain a policy and practice of conducting its Asset Management Group independently of its Banking Group. When the Investment Adviser makes investment recommendations for the Funds, its Asset Management Group personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Funds’ account are customers of the Banking Group. In dealing with commercial customers, the Banking Group will not inquire or take into consideration whether securities of those customers are held by the Funds;

(f) will treat confidentially and as proprietary information of the Company all records and other information relative to the Funds and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company. Nothing contained herein, however, shall prohibit the Investment Adviser from advertising or soliciting the public generally with respect to other products or services, regardless of whether such advertisement or solicitation may include prior, present or potential shareholders of the Company.

4. Services Not Exclusive.  The investment management services rendered by the Investment Adviser hereunder are not to be deemed exclusive, and the Investment Adviser shall be free to render similar services to others so long as its services under this Agreement are not impaired thereby.

5. Books and Records.  In compliance with the requirements of Rule 31a-3 of the Rules under the Investment Company Act of 1940, the Investment Adviser hereby agrees that all records which it maintains for the Funds are the property of the Company and further agrees to surrender promptly to the Company any of such records upon the Company’s request. The Investment Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 the records required to be maintained by Rule 31a-1 of the Rules.

6. Expenses.  During the term of this Agreement, the Investment Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Funds.

In addition, if the expenses borne by any Fund in any fiscal year exceed the applicable expense limitations imposed by the securities regulations of any state in which the shares of the Funds are registered or qualified for sale to the public, the Investment Adviser shall reimburse such Fund for a portion of any such excess in an amount equal to the proportion that the fees otherwise payable to the Investment Adviser bear to the total amount of investment advisory and administration fees otherwise payable by the Fund up to the amount of the fees payable to the Investment Adviser during such fiscal year pursuant to paragraph 7 hereof; provided, however, that notwithstanding the foregoing, the Investment Adviser shall reimburse the Fund for a portion of any such excess expenses in an amount equal to the proportion that the fees otherwise payable to the Investment Adviser bear to the total amount of investment advisory and administration fees otherwise payable by the Fund regardless of the amount of fees paid to the Investment Adviser during such fiscal year to the extent that the securities regulations of any state in which Fund shares are registered or qualified for sale so require.

7. Compensation.  For the services provided and the expenses assumed pursuant to this Agreement, the Company will pay the Investment Adviser and the Investment Adviser will accept as full compensation therefor a fee, computed daily and payable monthly from the Funds at an annual rate equal to that specified in Exhibit A to this Agreement of the Funds’ average daily net assets.

8. Limitation of Liability of the Investment Adviser.  The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the matters to which this Agreement relates, except the Investment Adviser shall be jointly, but not severally, liable for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

9. Duration and Termination.  This Agreement shall be effective as of the date hereto with respect to the Funds named hereinbefore, and with respect to any additional Fund, on the date of receipt by the Company of notice from the Investment Adviser in accordance with Section 1(b) hereof that the Investment Adviser is willing to serve as investment adviser with respect to such Fund, provided that this Agreement (as supplemented by the terms specified in any notice and agreement pursuant to Section l(b) hereof) shall have been approved by the shareholders of the Funds in accordance with the requirements of the 1940 Act and unless sooner terminated as provided herein, shall continue in effect until October 31, 2007. Thereafter, if not terminated, this Agreement shall automatically continue in effect as to a particular Fund for successive periods of 12 months each, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Directors of the Company who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Company or, with respect to any Fund, by vote of a majority of the outstanding voting securities of such Fund; provided, however, that this Agreement may be terminated by the Company as to any Fund at any time, without the payment of any penalty, by the Board of Directors of the Company or, with respect to any Fund, by vote of a majority of the outstanding voting securities of such Fund on 60 days’ written notice to the Investment Adviser, or by the Investment Adviser as to any Fund at any time, without payment of any penalty, on 90 days’ written notice to the Company. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested person” and “assignment” shall have the same meanings as such terms have in the Investment Company Act of 1940.) An affiliate of the Investment Adviser may assume the Investment Adviser’s obligations under this Agreement to an affiliate provided that (i) the affiliate is qualified to act as an investment adviser to the Company under applicable law; (ii) the assumption will not result in a change of actual control or management of the Investment Adviser; and (iii) the assumption of the Investment Adviser’s obligations by the affiliate is approved by the Board of Directors of the Company.

10. Amendment of this Agreement.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective with respect to a Fund until approved by vote of a majority of such Fund’s outstanding voting securities, if such vote is required by the 1940 Act, or by the vote of a majority of the Board of Directors of the Company who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment.

11. Miscellaneous.  The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by New York law.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

EXCELSIOR TAX-EXEMPT FUNDS, INC.
Attest:

By: _ _
Secretary	President

UST ADVISERS, INC.
Attest:

By: _ _

Attest:	UNITED STATES TRUST COMPANY, NATIONAL ASSOCIATION

By: _ _

EXHIBIT A TO INVESTMENT ADVISORY AGREEMENT

SCHEDULE OF SERIES AND FEES UNDER INVESTMENT ADVISORY AGREEMENT

		Annual Fee (as a percentage of the
Series Names	Adviser	average daily net assets of the Series)

Tax-Exempt Money Fund	USTA	0.25%
Intermediate-Term Tax-Exempt Fund	NYAMD	0.35%
Long-Term Tax-Exempt Fund	NYAMD	0.50%
New York Intermediate-Term Tax-Exempt Fund	NYAMD	0.50%
California Short-Intermediate Term Tax-Exempt Income Fund	USTA	0.50%
Short-Term Tax-Exempt Securities Fund	NYAMD	0.30%
New York Tax-Exempt Money Fund	USTA	0.50%

APPENDIX F

FORM OF INVESTMENT ADVISORY AGREEMENT

AGREEMENT made as of          , 2007 by and among EXCELSIOR FUNDS TRUST (the “Trust”), a Delaware business trust registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”), UST Advisers, Inc., a Delaware Corporation, (“USTA”), United States Trust Company, National Association, a national bank organized under the laws of the United States (“USTNA”), on behalf of its Asset Management Division, U.S. Trust New York Asset Management Division (“NYAMD”) (together, USTA and USTNA are referred to as the “Investment Adviser”).

In consideration of the promises and the mutual covenants herein contained, the Trust and the Investment Adviser agree as follows:

1. Appointment.  The Trust appoints the Investment Adviser to act as investment adviser to the Trust with respect to the series of the Trust listed on Exhibit A hereto (the “Series”) for the period and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to provide an investment program for the compensation provided by this Agreement. In providing the services and assuming the obligations set forth herein, the Investment Adviser may, at its own expense, employ one or more sub-advisers; provided that the Investment Adviser understands and agrees that it shall remain fully responsible for the performance of all the duties set forth in this Agreement and that it shall supervise the activities of each sub-adviser. Any agreement between the Investment Adviser and a sub-adviser shall be subject to the renewal, termination and amendment provisions applicable to this Agreement.

The Investment Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as investment adviser to the Company under applicable law and are under the common control of U.S. Trust Corporation provided (i) that all persons, when providing services hereunder, are functioning as part of an organized group of persons, (ii) the use of an affiliate’s employees does not result in a change of actual control or management of the Investment Adviser under the Investment Company Act; and (iii) the use of an affiliate’s employees has been approved by the Board of Directors of the Trust.

2. Duties of the Investment Adviser.  Subject to the direction and control of the Board of Trustees of the Trust, the Investment Adviser shall:

(a) prepare (or otherwise obtain) and evaluate on both a macroeconomic and microeconomic level any pertinent research; statistical, financial and economic data; and other information necessary or appropriate for the performance of its duties under this Agreement;

(b) formulate and continuously review, supervise, and administer an investment program for the Series;

(c) determine the securities to be purchased by the Series, and continuously monitor such securities and the issuers thereof to determine whether and when to sell, exchange, or take any other action concerning such securities;

(d) determine whether and how to exercise warrants, voting rights, or other rights with respect to the Series’ securities;

(e) provide valuations with respect to the securities held by the Series if so requested by the Trustees of the Trust;

(f) render regular reports to the Trust’s officers and the Board of Trustees concerning the investment performance of the Trust, the Investment Adviser’s discharge of its responsibilities under this Agreement, and any other subject as the Trust’s officers or Board of Trustees reasonably may request; and

(g) assist the Trust’s officers in connection with the operation of the Trust and perform any further acts that may be necessary to effectuate the purposes of this Agreement.

3. Supervision and compliance.  The activities of the Investment Adviser shall be subject at all times to the direction and control of the Board of Trustees of the Trust and shall comply with: (a) the Trust Instrument and

By-Laws of the Trust; (b) the Registration Statement of the Trust, as it may be amended from time to time, including the investment objectives and policies set forth therein; (c) the Investment Company Act and the regulations thereunder; (d) the Internal Revenue Code of 1986 and the regulations thereunder applicable to regulated investment companies; (e) any other applicable laws or regulations; and (f) such other limitations as the Board of Trustees may adopt.

4. Purchase and Sale of Securities.  The Investment Adviser shall, at its own expense, place orders for the purchase, sale or loan of securities by the Trust either directly with the issuer or with any broker and/or dealer who deals in such securities.

(a) In placing orders with brokers and/or dealers, the Investment Adviser shall use its best efforts to obtain the best net price and the most favorable execution of its orders, after taking into account all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker and/or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.

Consistent with this obligation, the Investment Adviser may, to the extent permitted by law, purchase and sell portfolio securities to and from brokers who provide brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of the Trust and/or other accounts over which the Investment Adviser exercises investment discretion. The Investment Adviser is authorized to pay a broker who provides such brokerage and research services a commission for effecting a securities transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction, if the Investment Adviser determines in good faith that such commission was reasonable in relation to the value of brokerage and research services provided by such broker. This determination may be viewed in terms of either that particular transaction or of the overall responsibilities of the Investment Adviser with respect to the accounts as to which it exercises investment discretion.

(b) The Investment Adviser may execute transactions through itself and its affiliates on a securities exchange provided that the commissions paid by the Trust are “reasonable and fair” compared to commissions received by other brokers having comparable execution capability and provided that the transactions are effected pursuant to procedures established by the Board of Trustees of the Trust. An affiliated broker may transmit, clear and settle transactions for the Trust that are executed on a securities exchange provided that the affiliated broker arranges for unaffiliated brokers to execute the transactions.

(c) Notwithstanding the foregoing, the Board of Trustees periodically shall review the commissions paid by the Trust and determine whether those commissions were reasonable in relation to the brokerage and research services received. In addition, the Board of Trustees of the Trust, in its discretion, may instruct the Investment Adviser to effect all or a portion of its securities transactions with one or more brokers and/or dealers selected by the Board of Trustees, if it determines that the use of such brokers and/or dealers is in the best interest of the Trust.

(d) When the Investment Adviser deems the purchase or sale of a security to be in the best interest of the Trust as well as other customers, the Investment Adviser, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions. The Investment Adviser also may purchase or sell a particular security for one or more customers in different amounts. Allocation of the securities purchased or sold in either manner, as well as the expenses incurred in the transactions, will be made by the Investment Adviser in a manner that is equitable and consistent with applicable law and regulations and with its fiduciary obligations to the Trust and to such other customers.

5. Expenses.

(a) The Investment Adviser shall furnish at its own expense all office space, office facilities, equipment and personnel necessary or appropriate to the performance of its duties under this Agreement. The Investment Adviser also shall pay the salaries and fees of all personnel of the Trust or the Investment Adviser performing services related to the Investment Adviser’s duties under this Agreement.

(b) It is understood that the Trust will pay all of its expenses and liabilities, including compensation of its independent Trustees; taxes and governmental fees; interest charges; fees and expenses of the Trust’s independent auditors and legal counsel; trade association membership dues; fees and expenses of any custodian (including safekeeping of funds and securities, maintenance of books and accounts and calculation of the net asset value of beneficial interests of the Series), transfer agent and registrar and dividend disbursing agent of the Trust; expenses of preparing and mailing reports to investors and regulatory agencies; expenses relating to the issuance, registration and qualification of shares of the Series, and the preparation, printing and mailing of prospectuses for such purposes; insurance premiums; brokerage and other expenses of executing portfolio transactions; expenses of investors’ and Trustees’ meetings; organization expenses; and extraordinary expenses.

6. Compensation of the Investment Adviser.  In consideration of the services to be rendered by the Investment Adviser under this Agreement, the Trust shall pay the Investment Adviser a fee accrued daily and paid monthly from the Series at an annual rate equal to that specified in Exhibit A to this Agreement for the Series’ average daily net assets. The fee for any period in which the Investment Adviser serves as investment adviser pursuant to this Agreement for less than one full month shall be paid for that portion of the month accrued. For purposes of calculating fees, the value of the net assets of the Series shall be computed in the manner specified in its Registration Statement on Form N-1A.

7. Services to Others.  The services of the Investment Adviser to the Trust are not to be deemed exclusive, and the Investment Adviser is free to render services to others and to engage in other activities, provided, however, that those services and activities do not adversely affect the Investment Adviser’s ability to perform its obligations under this Agreement.

8. Books, Records, and Information.  The Investment Adviser shall provide the Trust with all records concerning the Investment Adviser’s activities that the Trust is required by law to maintain. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-l and Rule 31a-2 under the Investment Company Act which are prepared or maintained by the Investment Adviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on request. The Trust also shall comply with all reasonable requests for information by the Trust’s officers or Board of Trustees, including information required for the Trust’s filings with the Securities and Exchange Commission and state securities commissions.

9. Limitations on Liability.

(a) The Investment Adviser hereby is notified expressly of the limitation of shareholder liability as set forth in the Trust Instrument and agrees that any obligation of the Trust or the Series arising in connection with this Agreement shall be limited in all cases to the Series and its assets, and the Investment Adviser shall not seek satisfaction of any such obligation from any Trustee or shareholder of the Series.

(b) The Investment Adviser shall give the Trust the benefit of its best judgment and efforts in rendering services under this Agreement. In the absence of willful malfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Investment Adviser, the Investment Adviser shall not be liable to the Trust or to any shareholder of the Series for any act or omission in the course of, or connected with, rendering services under this Agreement or for any losses that may be sustained in the purchase, holding or sale of any security. The liability of the Investment Adviser hereunder shall be joint, but not several.

10. Effective Date; Termination; Amendments.

(a) This Agreement shall be effective as of the date hereof and unless terminated sooner as provided herein, shall continue until October 31, 2007. Thereafter, unless terminated sooner as provided herein, this Agreement shall continue in effect as to the Series for successive annual periods, provided that such continuance is specifically approved at least annually by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such continuance, and either: (i) the vote of a majority of the outstanding voting securities of the Series; or (ii) the vote of a majority of the full Board of Trustees.

(b) This Agreement may be terminated at any time, without the payment of any penalty, either by: (i) the Trust, by action of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Series, on 60 days’ written notice to the Investment Adviser; or (ii) the Investment Adviser, on 90 days’ written notice to the Trust. This Agreement shall terminate immediately in the event of its assignment. An affiliate of the Investment

Adviser may assume the Investment Adviser’s obligations under this Agreement provided that (i) the affiliate is qualified to act as an investment adviser to the Company under applicable law; (ii) the assumption will not result in a change of actual control or management of the Investment Adviser and (iii) the assumption of the Investment Adviser’s obligations by the affiliate is approved by the Board of Trustees of the Company.

(c) This Agreement may be amended only if such amendment is approved by the vote of a majority of the outstanding voting securities of the Series, if such vote is required by the Investment Company Act, or by the vote of a majority of the Board of Directors of the Company who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment.

(d) As used in this Agreement, the terms “specifically approved at least annually,” “majority of the outstanding voting securities,” “interested persons” and “assignment” shall have the same meanings as such terms have in the Investment Company Act and the regulations thereunder.

11. Governing Law.  This Agreement shall be construed in accordance with the laws of the State of Delaware without giving effect to the choice of law provisions thereof, to the extent that such laws are consistent with provisions of the Investment Company Act and the regulations thereunder.

12. Miscellaneous.  The captions in this Agreement are included for the convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. Should any part of this Agreement be held or made invalid by a court decision, statute, regulation, or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors, to the extent permitted by law.

IN WITNESS WHEREOF, the Trust and the Investment Adviser have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, duly authorized officers, all as of the day and year first above written.

EXCELSIOR FUNDS TRUST
Attest:

By: _ _
Secretary	President

UST ADVISERS, INC.
Attest:

By: _ _

Attest:	UNITED STATES TRUST COMPANY, NATIONAL ASSOCIATION

By: _ _

EXHIBIT A TO INVESTMENT ADVISORY AGREEMENT

SCHEDULE OF SERIES AND FEES UNDER INVESTMENT ADVISORY AGREEMENT

		Annual Fee (as a percentage of the
Series Names	Adviser	average daily net assets of the Series)

Equity Opportunities Fund	NYAMD	0.65%
Equity Income Fund	NYAMD	0.75%
High Yield Fund	NYAMD	0.80%
Mid Cap Value and Restructuring Fund	NYAMD	0.65%

APPENDIX G

FORM OF INVESTMENT ADVISORY AGREEMENT

AGREEMENT made as of          , 2007 by and among EXCELSIOR FUNDS TRUST (the “Trust”), a Delaware business trust registered as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”), UST Advisers, Inc., a Delaware Corporation, (“USTA”), United States Trust Company, National Association, a national bank organized under the laws of the United States (“USTNA”), on behalf of its Asset Management Division, U.S. Trust New York Asset Management Division (“NYAMD”) (together, USTA and USTNA are referred to as the “Investment Adviser”).

In consideration of the promises and the mutual covenants herein contained, the Trust and the Investment Adviser agree as follows:

1. Appointment.  The Trust appoints the Investment Adviser to act as investment adviser to the Trust with respect to the series of the Trust listed on Exhibit A hereto (the “Series”) for the period and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to provide an investment program for the compensation provided by this Agreement. In providing the services and assuming the obligations set forth herein, the Investment Adviser may, at its own expense, employ one or more sub-advisers; provided that the Investment Adviser understands and agrees that it shall remain fully responsible for the performance of all the duties set forth in this Agreement and that it shall supervise the activities of each sub-adviser. Any agreement between the Investment Adviser and a sub-adviser shall be subject to the renewal, termination and amendment provisions applicable to this Agreement.

The Investment Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as investment adviser to the Company under applicable law and are under the common control of U.S. Trust Corporation provided (i) that all persons, when providing services hereunder, are functioning as part of an organized group of persons, (ii) the use of an affiliate’s employees does not result in a change of actual control or management of the Investment Adviser under the Investment Company Act; and (iii) the use of an affiliate’s employees has been approved by the Board of Directors of the Trust.

2. Sub-Adviser.  It is understood that the Investment Adviser may from time to time employ or associate with itself such person or persons as the Investment Adviser believes to be fitted to assist it in the performance of this Agreement; provided, however, that the compensation of such person or persons shall be paid by the Investment Adviser and that the Investment Adviser shall be as fully responsible to the Company for the acts and omissions of any such person as it is for its own acts and omissions. Without limiting the generality of the foregoing, it is agreed that the sub-advisory services to the Series shall be provided by person or persons agreeable to the Investment Adviser and approved in accordance with the provisions of the Investment Company Act of 1940. Such sub-adviser is hereinafter referred to as the “Sub-Adviser.”

3. Duties of the Investment Adviser.  Subject to the direction and control of the Board of Trustees of the Trust, the Investment Adviser’s responsibilities include:

(i) Advising the Sub-Adviser with respect to U.S. economic factors and trends;

(ii) Assisting and consulting with the Sub-Adviser in connection with the Series’ continuous investment program;

(iii) Approving lists of foreign countries recommended by the Sub-Adviser for investments of the Series;

(iv) Placing orders with respect to purchases and sales of the securities of U.S. issuers as described in the Prospectus;

(v) Managing, in cooperation with the Sub-Adviser, the Fund’s short-term cash balance positions denominated in U.S. dollars to preserve required liquidity of the Series’ assets including placing of orders for U.S. money market instruments;

(vi) Monitoring the Sub-Adviser’s investment procedures; and

(vii) Periodically reviewing, evaluating and reporting to the Company’s Board of Directors with respect to the performance of the Sub-Adviser under the Sub-Advisory Agreement.

The Investment Adviser further agrees that it:

(a) will prepare (or otherwise obtain) and evaluate on both a macroeconomic and microeconomic level any pertinent research; statistical, financial and economic data; and other information necessary or appropriate for the performance of its duties under this Agreement;

(b) will formulate and continuously review, supervise, and administer an investment program for the Series;

(c) will determine the securities to be purchased by the Series, and continuously monitor such securities and the issuers thereof to determine whether and when to sell, exchange, or take any other action concerning such securities;

(d) will determine whether and how to exercise warrants, voting rights, or other rights with respect to the Series’ securities;

(e) will provide valuations with respect to the securities held by the Series if so requested by the Trustees of the Trust;

(f) will render regular reports to the Trust’s officers and the Board of Trustees concerning the investment performance of the Trust, the Investment Adviser’s discharge of its responsibilities under this Agreement, and any other subject as the Trust’s officers or Board of Trustees reasonably may request; and

(g) will assist the Trust’s officers in connection with the operation of the Trust and perform any further acts that may be necessary to effectuate the purposes of this Agreement.

4. Supervision and compliance.  The activities of the Investment Adviser shall be subject at all times to the direction and control of the Board of Trustees of the Trust and shall comply with: (a) the Trust Instrument and By-Laws of the Trust; (b) the Registration Statement of the Trust, as it may be amended from time to time, including the investment objectives and policies set forth therein; (c) the Investment Company Act and the regulations thereunder; (d) the Internal Revenue Code of 1986 and the regulations thereunder applicable to regulated investment companies; (e) any other applicable laws or regulations; and (f) such other limitations as the Board of Trustees may adopt.

5. Purchase and Sale of Securities.  The Investment Adviser shall, at its own expense, place orders for the purchase, sale or loan of securities by the Trust either directly with the issuer or with any broker and/or dealer who deals in such securities.

(a) In placing orders with brokers and/or dealers, the Investment Adviser shall use its best efforts to obtain the best net price and the most favorable execution of its orders, after taking into account all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker and/or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.

Consistent with this obligation, the Investment Adviser may, to the extent permitted by law, purchase and sell portfolio securities to and from brokers who provide brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of the Trust and/or other accounts over which the Investment Adviser exercises investment discretion. The Investment Adviser is authorized to pay a broker who provides such brokerage and research services a commission for effecting a securities transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction, if the Investment Adviser determines in good faith that such commission was reasonable in relation to the value of brokerage and research services provided by such broker. This determination may be viewed in terms of either that particular transaction or of the overall responsibilities of the Investment Adviser with respect to the accounts as to which it exercises investment discretion.

(b) The Investment Adviser may execute transactions through itself and its affiliates on a securities exchange provided that the commissions paid by the Trust are “reasonable and fair” compared to commissions received by other brokers having comparable execution capability and provided that the transactions are effected pursuant to procedures established by the Board of Trustees of the Trust. An affiliated broker may transmit, clear and settle transactions for the Trust that are executed on a securities exchange provided that the affiliated broker arranges for unaffiliated brokers to execute the transactions.

(c) Notwithstanding the foregoing, the Board of Trustees periodically shall review the commissions paid by the Trust and determine whether those commissions were reasonable in relation to the brokerage and research services received. In addition, the Board of Trustees of the Trust, in its discretion, may instruct the Investment Adviser to effect all or a portion of its securities transactions with one or more brokers and/or dealers selected by the Board of Trustees, if it determines that the use of such brokers and/or dealers is in the best interest of the Trust.

(d) When the Investment Adviser deems the purchase or sale of a security to be in the best interest of the Trust as well as other customers, the Investment Adviser, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions. The Investment Adviser also may purchase or sell a particular security for one or more customers in different amounts. Allocation of the securities purchased or sold in either manner, as well as the expenses incurred in the transactions, will be made by the Investment Adviser in a manner that is equitable and consistent with applicable law and regulations and with its fiduciary obligations to the Trust and to such other customers.

6. Expenses.

(a) The Investment Adviser shall furnish at its own expense all office space, office facilities, equipment and personnel necessary or appropriate to the performance of its duties under this Agreement. The Investment Adviser also shall pay the salaries and fees of all personnel of the Trust or the Investment Adviser performing services related to the Investment Adviser’s duties under this Agreement.

(b) It is understood that the Trust will pay all of its expenses and liabilities, including compensation of its independent Trustees; taxes and governmental fees; interest charges; fees and expenses of the Trust’s independent auditors and legal counsel; trade association membership dues; fees and expenses of any custodian (including safekeeping of funds and securities, maintenance of books and accounts and calculation of the net asset value of beneficial interests of the Series), transfer agent and registrar and dividend disbursing agent of the Trust; expenses of preparing and mailing reports to investors and regulatory agencies; expenses relating to the issuance, registration and qualification of shares of the Series, and the preparation, printing and mailing of prospectuses for such purposes; insurance premiums; brokerage and other expenses of executing portfolio transactions; expenses of investors’ and Trustees’ meetings; organization expenses; and extraordinary expenses.

7. Compensation of the Investment Adviser.  In consideration of the services to be rendered by the Investment Adviser under this Agreement, the Trust shall pay the Investment Adviser a fee accrued daily and paid monthly from the Series at an annual rate equal to that specified in Exhibit A to this Agreement for the Series’ average daily net assets. The fee for any period in which the Investment Adviser serves as investment adviser pursuant to this Agreement for less than one full month shall be paid for that portion of the month accrued. For purposes of calculating fees, the value of the net assets of the Series shall be computed in the manner specified in its Registration Statement on Form N-1A.

8. Services to Others.  The services of the Investment Adviser to the Trust are not to be deemed exclusive, and the Investment Adviser is free to render services to others and to engage in other activities, provided, however, that those services and activities do not adversely affect the Investment Adviser’s ability to perform its obligations under this Agreement.

9. Books, Records, and Information.  The Investment Adviser shall provide the Trust with all records concerning the Investment Adviser’s activities that the Trust is required by law to maintain. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-l and Rule 31a-2 under the Investment Company Act which are prepared or maintained by the Investment Adviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on request. The Trust also shall comply with all reasonable requests for information by the Trust’s officers or Board of Trustees, including information required for the Trust’s filings with the Securities and Exchange Commission and state securities commissions.

10. Limitations on Liability.

(a) The Investment Adviser hereby is notified expressly of the limitation of shareholder liability as set forth in the Trust Instrument and agrees that any obligation of the Trust or the Series arising in connection with this Agreement shall be limited in all cases to the Series and its assets, and the Investment Adviser shall not seek satisfaction of any such obligation from any Trustee or shareholder of the Series.

(b) The Investment Adviser shall give the Trust the benefit of its best judgment and efforts in rendering services under this Agreement. In the absence of willful malfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Investment Adviser, the Investment Adviser shall not be liable to the Trust or to any shareholder of the Series for any act or omission in the course of, or connected with, rendering services under this Agreement or for any losses that may be sustained in the purchase, holding or sale of any security. The liability of the Investment Adviser hereunder shall be joint, but not several.

11. Effective Date; Termination; Amendments.

(a) This Agreement shall be effective as of the date hereof, and, unless terminated sooner as provided herein, shall continue until October 31, 2007. Thereafter, unless terminated sooner as provided herein, this Agreement shall continue in effect as to the Series for successive annual periods, provided that such continuance is specifically approved at least annually by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such continuance, and either: (i) the vote of a majority of the outstanding voting securities of the Series; or (ii) the vote of a majority of the full Board of Trustees.

(b) This Agreement may be terminated at any time, without the payment of any penalty, either by: (i) the Trust, by action of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Series, on 60 days’ written notice to the Investment Adviser; or (ii) the Investment Adviser, on 90 days’ written notice to the Trust. This Agreement shall terminate immediately in the event of its assignment. An affiliate of the Investment Adviser may assume the Investment Adviser’s obligations under this Agreement provided that (i) the affiliate is qualified to act as an investment adviser to the Company under applicable law; (ii) the assumption will not result in a change of actual control or management of the Investment Adviser; and (iii) the assumption of the Investment Adviser’s obligations under this Agreement is approved by the Board of Trustees of the Company.

(c) This Agreement may be amended only if such amendment is approved by the vote of a majority of the outstanding voting securities of the Series, if such vote is required by the Investment Company Act, or by vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment.

(d) As used in this Agreement, the terms “specifically approved at least annually,” “majority of the outstanding voting securities,” “interested persons” and “assignment” shall have the same meanings as such terms have in the Investment Company Act and the regulations thereunder.

12. Governing Law.  This Agreement shall be construed in accordance with the laws of the State of Delaware without giving effect to the choice of law provisions thereof, to the extent that such laws are consistent with provisions of the Investment Company Act and the regulations thereunder.

13. Miscellaneous.  The captions in this Agreement are included for the convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. Should any part of this Agreement be held or made invalid by a court decision, statute, regulation, or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors, to the extent permitted by law.

IN WITNESS WHEREOF, the Trust and the Investment Adviser have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, duly authorized officers, all as of the day and year first above written.

EXCELSIOR FUNDS TRUST
Attest:

By: _ _
Secretary	President

UST ADVISERS, INC.
Attest:

By: _ _

Attest:	UNITED STATES TRUST COMPANY, NATIONAL ASSOCIATION

By: _ _

EXHIBIT A TO INVESTMENT ADVISORY AGREEMENT

SCHEDULE OF SERIES AND FEES UNDER INVESTMENT ADVISORY AGREEMENT

		Annual Fee (as a percentage of the
Series Names	Adviser	average daily net assets of the Series)

International Equity Fund	NYAMD	1.00%

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PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Telephone
1)	Read the Proxy Statement and have the Proxy card below at hand.

2)	Call 1-888-221-0697.

3)	Follow the simple instructions.

To vote by Internet
1)	Read the Proxy Statement and have the Proxy card below at hand.

2)	Go to www.proxyweb.com

3)	Follow the simple instructions.

To vote by Mail
1)	Read the Proxy Statement.

2)	Check the appropriate box on the reverse side.

3)	Sign, date and return the Proxy card using the enclosed envelope.

If you vote by Telephone or Internet, please do not return your Proxy card.
Fund Name Prints Here (the “Fund”)
Trust/Company Name Prints Here (the “Company”)
EXCELSIOR FUNDS TRUST
EXCELSIOR FUNDS, INC.
EXCELSIOR TAX-EXEMPT FUNDS, INC.
PROXY FOR THE MEETING OF SHAREHOLDERS – MARCH 30, 2007
The undersigned shareholder(s) of the Fund, revoking previous proxies, hereby appoint(s) David Rosenberg and Catherine MacGregor, and each of them (with full power of substitution), the proxies of the undersigned to attend the Special Meeting of Shareholders to be held on March 30, 2007, at the offices of Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California, at 8:30 a.m., Pacific time, and any adjournments thereof (the “Meeting”), and to vote all of the shares of the Fund that the undersigned would be entitled to vote at the Meeting upon the proposal set forth herein and upon any other matter that may properly come before the Meeting.
This proxy, when properly executed, will be voted in the manner directed herein by the undersigned.
If you sign the proxy without otherwise indicating a vote on the proposal, this proxy will be voted FOR the proposal listed below. As to any other matter that may properly come before the Meeting, the shares will be voted by the proxies in accordance with their judgment. The undersigned acknowledges receipt of the Notice of the Meeting and the Proxy Statement.

Date                                                , 2007
Signature(s) (Joint Owners) (PLEASE SIGN WITHIN BOX) Please print and sign exactly as your name(s) appear on this card to authorize the voting of your shares. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. For joint accounts, each joint owner must sign.
Excelsior - MK

Please fill in circles as shown using black or blue ink or number 2 pencil.
X PLEASE DO NOT USE FINE POINT PENS.
This proxy is solicited on behalf of the Board of Directors/Trustees, which unanimously recommends that shareholders vote “FOR” the proposal listed below.

Proposal:	To approve a new investment advisory agreement by and among UST Advisers, Inc., United States Trust Company, National Association, on behalf of its Asset Management Division, U.S. Trust New York Asset Management Division and the Company, on behalf of the Fund	FOR	AGAINST	ABSTAIN
		0	0	0
PLEASE COMPLETE, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.
NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.
Excelsior - MK